SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to §240.14a-12

NORTHEAST COMMUNITY BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 10, 2026

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of NorthEast Community Bancorp, Inc. (the “Company”). The annual meeting will be conducted solely online via live webcast on Thursday, May 21, 2026 at 9:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, P.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote online or via telephone or to complete and mail a proxy card. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

Sincerely,

Kenneth A. Martinek
Chairman and Chief Executive Officer

325 Hamilton Avenue

White Plains, New York 10601

(914) 684-2500

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m., local time, on Thursday, May 21, 2026

PLACE	The annual meeting will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically by entering the control number on your proxy card, and submit your questions during the meeting by visiting: https://www.cstproxy.com/necb/2026 at the date and time described in the accompanying proxy statement. There is no physical location for the annual meeting.

ITEMS OF BUSINESS

●	Election of Directors. To elect four directors to serve for a term of three years.

●	Approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan. In voting on the approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. In counting votes on this proposal, abstentions and broker non-votes will have no impact on the outcome of the proposal.

●	Ratification of Appointment of Independent Auditors. To ratify the selection of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

●	Other Business. To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on April 2, 2026.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares online or via telephone or by completing and returning a proxy card or voting instruction card. Voting instructions are printed on the notice of internet availability of proxy materials sent to you and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Anne Stevenson-DeBlasi
Corporate Secretary

White Plains, New York

April 10, 2026

Note:     Whether or not you plan to attend the annual meeting, please vote online or by telephone or by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

NORTHEAST COMMUNITY BANCORP, INC.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company” or “NorthEast Community Bancorp”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for NorthEast Community Bank (the “Bank”). The annual meeting will be held on Thursday, May 21, 2026 and will be conducted solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically by entering the control number on your proxy card, and submit your questions during the meeting by visiting: https://www.cstproxy.com/necb/2026 at the date and time described in this proxy statement. There is no physical location for the annual meeting.

This proxy statement and the Company’s annual report to stockholders for the year ended December 31, 2025 are available online at www.cstproxy.com/necb/2026.

VOTING AND PROXY PROCEDURE

Who Can Vote at the Meeting

You are entitled to vote your shares of Company common stock if the records of the Company show that you held your shares as of the close of business on April 2, 2026. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing it on how to vote your shares.

As of the close of business on April 2, 2026, 13,815,407 shares of Company common stock were outstanding and entitled to vote. Each share of common stock has one vote. The Company’s articles of incorporation generally provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. However, a majority of the Company’s disinterested directors may approve a stockholder acquiring and voting in excess of 10% of the Company’s outstanding shares before the stockholder acquires any shares in excess of the 10% limit.

Advance Voting Methods

Even if you plan to attend the virtual annual meeting, please vote in advance of the meeting using any one of the following advance voting methods.

●	Visit the website listed on your proxy card or notice of availability of proxy materials to vote VIA THE INTERNET;

●	Call the telephone number on your proxy card or notice of availability of proxy materials to vote BY TELEPHONE; or

●	If you received a paper proxy card or notice of availability of proxy materials, complete, sign, date and return the proxy card in the enclosed envelope BY MAIL.

Attending and Voting at the Meeting

You will be able to attend the annual meeting via live audio webcast by visiting the Company’s virtual meeting website at https://www.cstproxy.com/necb/2026 on Thursday, May 21, 2026, at 9:00 a.m. Eastern time. Upon visiting the meeting website, you will be prompted to enter your 12-digit Control Number provided to you on your proxy card. Your unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the annual meeting on the meeting website. Further instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are available at www.cstproxyvote.com.

Vote Required

The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of Company common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting via live webcast, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Proposal 1. In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to the nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is four. In the election of directors, votes that are withheld will have no effect on the outcome of the election.

Proposal 2. In voting on the approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. In counting votes on this proposal, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Proposal 3. In voting on the ratification of the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal, or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the annual meeting. In counting votes on this proposal, abstentions and broker non-votes will have no impact on the outcome of the proposal.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” are not considered “votes cast” and will therefore have no effect on the outcome of any vote taken at the annual meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of determining the existence of a quorum.

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors and the approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan (Proposal 1 and Proposal 2). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters, including the approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan, on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or the approval of the Northeast Community Bancorp, Inc. 2026 Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3).

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you vote online or by telephone, or if you sign, date, and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

●	“FOR” each of the nominees for director;

●	“FOR” the approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan; and

●	“FOR” the ratification of the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares online. In addition, if you voted by telephone or via the Internet, you may revoke your vote by following the instructions provided for each. Attendance at the virtual annual meeting will not in itself constitute revocation of your proxy.

If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominees, you must contact your broker, bank or other nominee.

Participants in the Bank’s ESOP and 401(k) Plan

If you are a participant in the NorthEast Community Bank Employee Stock Ownership Plan (the “ESOP”) or hold shares of Company common stock through the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan”), you will receive a voting instruction form from each plan that reflects all shares you may vote under these plans.

All shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Company common stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees as directed by the ESOP Committee consisting of all of the outside directors of the Board of Directors of the Company.

Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Company common stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion on each of the proposals as the shares held by participants in the 401(k) Plan voted for and against (or withheld) on each proposal for which voting instructions were timely received.

The deadline for returning your voting instruction forms to the trustees of the ESOP and 401(k) Plan is May 14, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Unless you previously elected to receive paper copies of our proxy materials, we are sending our stockholders a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) that will instruct you on how to access the proxy materials and proxy card to vote your shares by telephone or over the internet. If you would like to receive a paper copy of our proxy materials free of charge, please follow the instructions included in the Notice.

It is anticipated that the Notice will be mailed to stockholders on or before April 10, 2026.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Corporate Governance Policies and Procedures

The Company has adopted a corporate governance policy to govern certain of its activities including, but not limited to: (1) the duties and responsibilities of each director; (2) the composition, duties and responsibilities and operation of the Board of Directors; (3) the selection of the Company’s Chairman and Chief Executive Officer; (4) the establishment and operation of Board committees; (5) succession planning; (6) convening executive sessions of independent directors; (7) the Board of Directors’ interaction with management and third parties; (8) the distribution of Board materials in advance of meetings; (9) the review of director compensation; (10) the evaluation of the performance of the Board of Directors and of the Chief Executive Officer; and (11) the orientation of new directors and continuing education.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers, and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Board Leadership Structure

Currently, Kenneth A. Martinek serves as our Chairman of the Board and as our Chief Executive Officer. Our board of directors believes that potential efficiencies result from having the Chief Executive Officer also serve in the role of Chairman of the Board, as the director most familiar with our current business operations and industry, is therefore best able to identify the strategic priorities to be discussed by the board of directors. The Chairman of the Board has no greater nor lesser vote on matters considered by the board than any other director, and the Chairman does not vote on any related party transaction. All of our directors, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve in the best interests of the stockholders.

Board’s Oversight of Risk

A fundamental part of our risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The full board of directors’ involvement in helping to set our business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for us. While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk by providing oversight of the quality and integrity of our financial reporting and internal controls, as well as our compliance with legal and regulatory requirements. Our Compensation Committee reviews our compensation policies and practices to help ensure there is a direct relationship between pay levels and corporate performance and return to stockholders. The Nominating/Corporate Governance Committee of the Board of Directors oversees risks associated with the independence of our Board of Directors and potential conflicts of interest and also is responsible for review and oversight of our environmental, social and governance policies and activities.

Insider Trading Policy

The Company has adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of the Company’s common stock by directors, officers, employees and the Company itself that have been reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards of the Nasdaq Stock Exchange. A copy of the policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Policies and Practices Related to the Grant of Equity Awards

The Company does not have a formal policy on the timing of any new equity awards under its equity plans. It has been the Company’s practice to not grant equity awards in anticipation of the release of material, non-public information or to time the release of material, non-public information based on equity grant dates.

Meetings and Committees of the Board of Directors

NorthEast Community Bancorp and NorthEast Community Bank conduct business through meetings of their boards of directors and their committees. NorthEast Community Bancorp’s board of directors held 10 regular meetings, and no special meetings during the fiscal year ended December 31, 2025. NorthEast Community Bank’s board of directors held 12 regular meetings during the fiscal year ended December 31, 2025. The Company and the Bank held three joint strategic planning meetings in 2025. No director attended fewer than 100% of the total meetings of the board of directors of NorthEast Community Bancorp and the committees on which such director served during the fiscal year ended December 31, 2025.

The following table identifies our standing committees and their members as of April 2, 2026. All members of the Audit Committee, Compensation Committee and Nominating Committee are independent in accordance with the listing standards of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee
Diane B. Cavanaugh		X*	X
Charles M. Cirillo	X*		X
Eugene M. Magier	X	X
John F. McKenzie	X	X
Joel L. Morgenthau
Linda M. Swan
Kenneth H. Thomas			X*
Number of Meetings in Fiscal 2025	5	4	2

*            Denotes Chair of Committee

Audit Committee. The Audit Committee assists the Board of Directors in discharging its duties related to the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications, independence and performance, the performance of our internal audit function, our accounting and financial reporting process and financial statement audits. The Audit Committee meets periodically with our independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.

The board of directors has determined that Charles M. Cirillo is an “audit committee financial expert,” as such term is defined by the rules and regulations of the Securities and Exchange Commission. Mr. Cirillo is independent under the listing standards of the Nasdaq Stock Market. The Audit Committee acts under a written charter, a copy of which is available on our website (www.necb.com).

The report of the Audit Committee appears in this proxy statement under the heading “Proposal 3 — Ratification of Independent Registered Public Accounting Firm — Audit Committee Report.”

Compensation Committee. The Compensation Committee approves our compensation objectives and establishes the compensation for the Chief Executive Officer and other executives. Our Chief Executive Officer makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other executives. Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Compensation Committee reviews all compensation components for our Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentives, long-term incentives, and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full board of directors. The Compensation Committee also assists the board of directors in evaluating potential candidates for executive positions.

The Compensation Committee acts under a written charter, a copy of which is available on our website (www.necb.com).

Nominating and Corporate Governance Committee. The Nominating/Corporate Governance Committee is responsible for the annual selection of the board of directors’ nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy, and reviewing the Company’s strategies and polices regarding environmental, social and governance matters. The Nominating/Corporate Governance Committee also considers and recommends the nominees for director to stand for election at our annual meeting of stockholders. When identifying nominees to serve as director, the Nominating/Corporate Governance Committee seeks to create a board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. The Nominating/Corporate Governance Committee acts under a written charter, a copy of which is available on our website (www.necb.com).

Nominating/Corporate Governance Committee Procedures for Stockholder Director Nominations

The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a stock ownership requirement and a requirement that the candidate have not been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: contributions to the range of talent, skill and expertise appropriate for the Board; financial, regulatory and business experience; knowledge of the banking and financial services industries; familiarity with the operations of public companies and ability to read and understand financial statements; familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations; personal and professional integrity, honesty and reputation; ability to represent the best interests of the stockholders of the Company and the best interests of the Bank; ability to devote sufficient time and energy to the performance of his or her duties; independence; current equity holdings in the Company; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and that has a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, industry knowledge and corporate governance.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by NorthEast Community Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominees and the contributions he or she would make to the Board.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation for a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors serving on the Board of Directors at the time of the annual meeting attended the virtual annual meeting of stockholders of Company in 2025.

Proposal 1 — Election of Directors

The board of directors of NorthEast Community Bancorp is presently composed of ten members, all of whom are independent under the current listing standards of the Nasdaq Stock Market, except for Kenneth A. Martinek, who is the Chairman and Chief Executive Officer of the Company and the Bank; Jose Collazo, the President and Chief Operating Officer of the Company and the Bank; and Charles A. Martinek, Senior Vice President and Chief Compliance Officer of the Bank.

In determining the independence of its directors, the Board reviews and considers transactions, relationships or arrangements between the Company, the Bank and its directors, including those reported under “Transactions with Related Persons” as well as those that are not required to be disclosed in this proxy statement under that heading. The purpose of the review is to determine whether any such or transactions were inconsistent with a determination that the director is independent. As part of its review of director independence, the Board considered the Bank’s prior investment in securities of The Community Development Fund (“CDF”), a registered bond fund which is managed by Community Development Fund Advisors, LLC, an entity for which Kenneth H. Thomas serves as Chief Executive Officer. Investment in the CDF enables the Bank to satisfy its Community Reinvestment Act lending obligations in the Commonwealth of Massachusetts through investment in securities where the underlying loans are low- to moderate- income loans in areas surrounding the Bank’s Massachusetts office locations, which loans are selected by an independent sub-advisor to the CDF. Similarly, the Board considered the legal services provided by law firm in which Mr. Morgenthau is employed directly to customers of NorthEast Community Bank as well as legal services provided to NorthEast Community Bank by such law firm. As a result of its review of the investment in the CDF, the legal services provided as well as any of the relationships, arrangements, or transactions with directors of the Company, the Board affirmatively determined that all of the Company’s directors are independent, except for Mr. Kenneth Martinek, Mr. Collazo and Mr. Charles Martinek, as noted above.

The Board of Directors is divided into three classes, each with three-year staggered terms, with approximately one-third of the directors elected each year. At the annual meeting, stockholders will elect four directors to each serve a term of three years. The nominees for election to serve a three-year term are Jose M. Collazo, John F. McKenzie, Joel L. Morgenthau, and Lynette W. Bennett, who are all current directors of both NorthEast Community Bancorp and NorthEast Community Bank.

Unless you indicate on your proxy card that your shares should not be voted for certain directors, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends that you vote “FOR” the election of all nominees.

Information regarding the nominees and the directors of NorthEast Community Bancorp continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2025 and the indicated period of service as a director includes service as a director of NorthEast Community Bank. Based on their respective experiences, qualifications, attributes, and skills set forth below, the Board of Directors determined that each current director and nominee should serve as a director.

Nominees for Election of Directors:

Nominees for a Three-Year Term:

Jose M. Collazo has served as President of NorthEast Community Bancorp and NorthEast Community Bank since January 2013 and Chief Operating Officer of NorthEast Community Bancorp and NorthEast Community Bank since February 2012. Mr. Collazo served as Senior Vice President and Chief Information Officer from 2002 until February 2012. Mr. Collazo joined NorthEast Community Bank in January 1985. Age 60. Director since 2013.

Mr. Collazo’s extensive knowledge of the business and history of NorthEast Community Bank and NorthEast Community Bancorp, combined with his strategic vision, position him well to continue to serve as our director, President and Chief Operating Officer.

John F. McKenzie is a retired insurance executive. Prior to his retirement in early 2008, Mr. McKenzie was the owner of an insurance agency in Orange, Connecticut, providing multiline personal and commercial insurance products. Age 82. Director since November 2006.

Mr. McKenzie provides the board with significant management, strategic and operational knowledge through his previous experience as owner of an insurance agency.

Joel L. Morgenthau is a partner in the law firm Morritt, Hock & Hamroff, LLP. Age 80. Director since 2024.

Mr. Morgenthau has knowledge and expertise in construction financing, which is our primary lending focus. As a practicing attorney, he also provides knowledge and expertise directly related to the high absorption, homogenous communities in which we operate.

Lynette W. Bennett served as Director, Risk Advisory for the accounting firm of Cherry Bekaert LLC from July 2018 until August 2024. Age 58. Director since 2026.

Ms. Bennett’s accounting and compliance experience provides her with direct knowledge and expertise with respect to the accounting and risk matters affecting the Company and the Bank.

Directors Continuing in Office:

The following directors have terms ending in 2027:

Diane B. Cavanaugh has served as a Principal Appellate Court Attorney for the First Judicial Department of the Appellate Division of the New York State Supreme Court since February 2019. Ms. Cavanaugh was an attorney with Lyons McGovern, LLP from January 2010 to January 2019. Age 69. Director since 1992.

Ms. Cavanaugh’s years of practicing law in the New York area enable her to provide the board with the legal knowledge necessary to assess issues facing the Company and the Bank effectively.

Charles A. Martinek has served as Senior Vice President and Chief Compliance Officer of NorthEast Community Bank since September 2013. Prior to that time, Mr. Martinek served as Internal Loan Review and Community Reinvestment Officer of NorthEast Community Bank since May 2007, commercial loan officer with NorthEast Community Bank since 2001, and as an assistant vice president since 2002. Before serving with NorthEast Community Bank, Mr. Martinek was a quality control analyst with C. Cowles & Co. Mr. Martinek is also the owner of Martinek Investment Properties, LLC. Mr. Martinek’s brother, Kenneth Martinek, also serves on the Board of Directors. Age 64. Director since 2002.

Mr. Martinek’s commercial loan and compliance experience is crucial to the ability of the board of directors to comprehend and understand the complex compliance issues in the banking industry.

Kenneth H. Thomas has been an independent bank analyst and consultant since 1969 and has been President of K. H. Thomas Associates, LLC since 1975. Dr. Thomas is also a registered investment advisor and Chief Executive Officer of Community Development Fund Advisors, LLC. Dr. Thomas holds a Ph.D. in Finance from the Wharton School and has written extensively on the Community Reinvestment Act of 1977. Age 78. Director since 2001.

As an independent bank analyst for more than 50 years, Dr. Thomas offers the board essential industry experience and knowledge, particularly with respect to branching and Community Reinvestment matters.

The following directors have terms ending in 2028:

Charles M. Cirillo is a certified public accountant and is a partner in the accounting firm Cirillo & Cirillo, Certified Public Accountants PLLC. Age 60. Director since 2018.

Mr. Cirillo’s accounting and business experience provides the board of directors with valuable insight and expertise with regard to various financial and accounting matters affecting us.

Eugene M. Magier is an attorney and has been President of the Law Offices of Eugene M. Magier, P.C. since 1994. Mr. Magier is a licensed Massachusetts Real Estate Broker and has managed residential and commercial real estate. Prior to starting his own law firm, Mr. Magier served as Legal Counsel for CVS Corporation. Age 64. Director since 2012.

Mr. Magier’s experience and background as an attorney specializing in commercial real estate, acquisitions, workouts and contracts provides the board with valuable knowledge and expertise directly related to the segments of the lending business in which we operate.

Kenneth A. Martinek has served as Chairman of the Board and Chief Executive Officer of NorthEast Community Bancorp since its formation in 2006 and previously also served as President of the Company from 2006 until January 2013. He has served with NorthEast Community Bank since 1976 and has been the Chief Executive Officer of NorthEast Community Bank since 1991 and was the President of the Bank from 1991 until January 2013. Mr. Martinek was first elected as a director of NorthEast Community Bank in 1983 and was appointed Chairman of the Board in 2002. Mr. Martinek’s brother, Charles A. Martinek, also serves on the board of directors. Age 73.

Since becoming Chief Executive Officer of NorthEast Community Bank in 1991, Mr. Martinek has successfully completed the Company’s minority stock offering in 2006 and the Company’s 2021 second step conversion and public offering, in both cases navigating the issues facing a public company in the banking sector. Mr. Martinek’s knowledge of all aspects of the business of the Company and the Bank and its history, combined with his success and strategic vision, position him well to continue to serve as our Chairman and Chief Executive Officer.

Information regarding our executive officer who is also not a director:

Donald S. Hom joined NorthEast Community Bancorp and NorthEast Community Bank in 2007, serving as Chief Financial Officer since 2013. Prior to joining the Company, Mr. Hom served for 23 years as a bank examiner and financial analyst for a Federal banking regulatory agency and six years as the chief executive officer of a New Jersey community bank. Age 71.

Proposal 2 — APPROVAL OF THE NORTHEAST COMMUNITY BANCORP, INC.

2026 EQUITY INCENTIVE PLAN

Overview

At the Annual Meeting, stockholders will be asked to approve the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan (the “2026 Equity Plan”), a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. The following summary of key provisions of the 2026 Equity Plan is qualified in its entirety by reference to the attached 2026 Equity Plan document. Based upon the recommendation of the Compensation Committee, our Board approved the form of the 2026 Equity Plan on March 19, 2026 and recommended that it be submitted to the stockholders for approval at this year’s Annual Meeting.

Equity Compensation is an Important Part of Our Compensation Program

The Company has historically maintained an equity-based incentive plan for the benefit of employees, non-employee directors and service providers of the Company and the Bank. The Compensation Committee believes that equity-based incentives are essential to attract and retain the services of the individuals who are likely to make significant contributions to the success of the Company. Equity-based compensation encourages executives to act as owners with an equity stake in the Company, discourages inappropriate risk-taking and contributes to the continuity and stability within the Company’s leadership. The 2026 Equity Plan, like the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan (“2022 Equity Incentive Plan”), is designed to advance these interests. See also Plan Summary – Purpose of the 2026 Equity Plan.

The 2022 Equity Incentive Plan Does Not Have Sufficient Shares Available

The 2026 Equity Plan is intended to serve as a successor to the Company’s existing 2022 Equity Incentive Plan. As of March 15, 2026 there were approximately 863,176 shares of our Common Stock subject to outstanding awards under the 2022 Equity Incentive Plan and approximately 19,335 shares of our Common Stock available for future awards under the 2022 Equity Incentive Plan. The Company’s ability to use long-term equity-based compensation as a significant component of its overall compensation would be quite limited if the stockholders do not approve the 2026 Equity Plan.

As noted above, the 2026 Equity Plan will serve as the successor to the 2022 Equity Incentive Plan. If the 2026 Equity Plan is approved, any remaining unvested restricted stock awards will remain outstanding and any stock options will remain outstanding until vested, exercised or expired under the terms of the 2022 Equity Incentive Plan. No additional awards will be granted under the 2022 Equity Incentive Plan upon shareholder approval of the 2026 Equity Plan; shares remaining available for issuance on the 2022 Equity Incentive Plan will be rolled over to the 2026 Equity Plan. At March 15, 2026, 882,511 shares of Common Stock remain available for issuance under the 2022 Equity Incentive Plan and outstanding equity awards totaled 863,176 shares of Company common stock. The weighted average exercise price and weighted average remaining term of the outstanding options were $14.42 per share and 6.85 years, respectively.

Share Pool. In order to maintain equity-based compensation as part of our overall compensation program and based on the number of shares of Common Stock that remain available under the 2022 Equity Incentive Plan and will be rolled over to the 2026 Equity Plan, the Board believes it is advisable to have an additional 185,000 shares of Common Stock available under the 2026 Equity Plan for an aggregate pool of 204,335 shares of Common Stock in the 2026 Equity Plan, subject to adjustment in the event of certain changes in capitalization of the Company. The duration of the share pool for the 2026 Equity Plan is estimated at four years.

The 2026 Equity Plan Reflects Compensation and Governance Best Practices

The 2026 Equity Plan is intended to replace the 2022 Equity Incentive Plan as the plan under which the Company will grant equity awards to attract, motivate and retain highly qualified employees, officers, directors and service providers of the Company by providing them with meaningful long-term financial incentives. The 2026 Equity Plan contains provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, including:

●	Minimum vesting requirement of one year for all equity-based awards, except that up to 5% of authorized shares may be issued pursuant to awards that do not meet this requirement and the Compensation Committee may provide for accelerated vesting for death, disability, involuntary termination without cause, or resignation for good reason, in a manner the Committee may prescribe;

●	Provides that performance objectives may be established by the Compensation Committee in connection with the grant of awards;

●	No grants of below-market stock options;

●	No repricing of stock options and no cash buyout of underwater stock options;

●	No payment of dividends or dividend equivalents on stock options;

●	No payments of dividends or dividend equivalents on any award prior to date on which award vests;

●	No liberal change in control definition;

●	The 2026 Equity Plan imposes “double trigger” conditions for the vesting of awards upon a change in control, requiring both a change in control plus a cessation of the awardee’s service relationship with the Company, except to the extent an acquiror fails or refuses to assume the awards or replace them with awards issued by the acquiror;

●	No excise tax gross-ups on “parachute payments;” and

●	Awards subject to the Company’s recoupment/clawback policy as well as the Company’s insider trading policy.

Plan Summary

The following summary of the material terms of the 2026 Equity Plan is qualified in its entirety by reference to the full text of the 2026 Equity Plan, which is attached as Appendix A to this proxy statement. The 2026 Equity Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

Purpose of the 2026 Equity Plan

The purpose of the 2026 Equity Plan is to (i) align the interests of the Company’s stockholders and the recipients of awards under the 2026 Equity Plan by increasing the economic interest of the recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining officers, employees, non-employee directors and service providers; (iii) encourage such officers, employees, non-employee directors and service providers to act in the long-term best interests of the Company and its stockholders; and (iv) serve as an integral part of the Company’s compensation philosophy.

Administration of the 2026 Equity Plan

The 2026 Equity Plan will be administered by the Compensation Committee or such other committee consisting of two or more independent members of the Company’s Board of Directors as may be appointed by the Board of Directors to administer the 2026 Equity Plan (referred to in this proxy statement as the “Committee”). If any member of the Committee does not qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, the Company’s Board of Directors will appoint a subcommittee of the Committee, consisting of at least two members of the Company’s Board of Directors, to grant awards to officers and members of the Company’s Board of Directors who are subject to Section 16 of the Exchange Act, and each member of such subcommittee must satisfy the above requirements. References to the Committee in this summary include and, as appropriate, apply to any such subcommittee. To the extent permitted by law, the Committee may also delegate its authority to one or more individuals who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to officers who are subject to Section 16 of the Exchange Act.

Eligible Participants

Employees, non-employee directors of the Boards of Directors of the Company and the Bank and service providers of the Company and its subsidiaries, as defined in the 2026 Equity Plan, will be eligible for selection by the Committee for the grant of awards under the 2026 Equity Plan. As of January 1, 2026, approximately 146 employees of the Company and its subsidiaries and 7 non-employee members of the Company’s Board of Directors were eligible for awards under the 2026 Equity Plan.

Stock Available for Issuance Under the 2026 Equity Plan

Based on the number of shares of Common Stock that remain available under the 2022 Equity Incentive Plan, the Board believes it is advisable to have an additional 185,000 shares of Common Stock available under the 2026 Equity Plan for an aggregate pool of 204,335 shares of Common Stock, subject to adjustment in the event of certain changes in capitalization of the Company.

Types of Awards

The 2026 Equity Plan provides for the grant of restricted stock, restricted stock units (“RSUs”), non-qualified stock options (“NQSOs”), and incentive stock options (“ISOs”), any or all of which can be granted with performance-based vesting conditions. ISOs may be granted only to employees of the Company.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. RSUs are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied.

The Committee will specify the terms of a restricted stock or RSU award in the award agreement, including the number of shares of restricted stock or number of RSUs; the purchase price, if any, to be paid for such restricted stock or RSU (which may be equal to or less than the fair market value of a share and may be zero, subject to such minimum consideration as may be required by applicable law); any restrictions applicable to the restricted stock or RSUs such as continued service or achievement of performance goals; the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period; the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of RSUs that accrue dividend equivalents (subject to the limitations described below); and whether RSUs will be settled in cash, shares of the Company’s common stock or any combination thereof.

Generally, a participant who receives a restricted stock award will have (during and after the restriction period), all of the rights of a stockholder of the Company with respect to that award, including the right to vote the shares and the right to receive dividends and other distributions to the extent, if any, such shares possess such rights and subject to the limitations described in this paragraph. However, any dividends and other distributions payable on shares of restricted stock during the restriction period shall be either automatically reinvested in additional shares of restricted stock or paid to the Company for the account of the participant, in either case subject to the same vesting restrictions as the underlying award. All terms and conditions for the payment of dividends and other distributions will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

A participant receiving an RSU award will not possess voting rights and will accrue dividend equivalents on such units only to the extent provided in the award agreement evidencing the award; provided, however, that any rights to dividend equivalents on such RSU award will be subject to the same vesting restrictions as the underlying award. All terms and conditions attached to the dividends equivalent rights will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.

Stock Options. An option provides the participant with the right to buy a specified number of shares at a specified price (referred to in this proxy statement as the exercise price) after certain conditions have been met. The Committee may grant both NQSOs and ISOs under the 2026 Equity Plan. The tax treatment of NQSOs is different from the tax treatment of ISOs as explained below. The Committee will determine and specify in the award agreement evidencing an option whether the option is an NQSO or ISO, the number of shares subject to the option, the exercise price of the option and the period of time during which the option may be exercised, any restrictions applicable to the option such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. Generally (except as otherwise described in the 2026 Equity Plan), no option can be exercisable more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to a participant who is a stockholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. ISOs cannot be granted under the 2026 Equity Plan after March 19, 2036. Options will have no dividend equivalent rights.

A participant may pay the exercise price under an option in cash; in a cash equivalent approved by the Committee; if approved by the Committee, by tendering previously acquired shares (or delivering a certification or attestation of ownership of such shares) having an aggregate fair market value at the time of exercise equal to the total option exercise price (provided that the tendered shares must have been held by the participant for any period required by the Committee); if approved by the Committee, by cashless exercises as permitted under the Federal Reserve Board’s Regulation T; by any other means which the Committee determines to be consistent with the 2026 Equity Plan’s purpose and applicable law; or by a combination of these payment methods. No shares will be delivered to an optionee until the full option exercise price has been paid.

Performance Shares and Units. If Performance Shares or Units are granted, the Committee will specify the terms of any performance share or performance unit award in the accompanying award agreement. A performance share will have an initial value equal to the fair market value of a share on the date of grant. A performance unit will have an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share or performance unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will determine the number or value of the performance share or unit that will be paid out to the participant. The Committee may provide for payment of earned performance shares/units in cash, shares of the Company’s common stock, other Company securities or any combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period.

Performance shares/units will not possess voting rights and will accrue dividend equivalent rights only to the extent provided in the award agreement evidencing the award; provided, however, that rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Code (referred to in this proxy statement as Section 409A). Any rights to dividends or dividend equivalents on performance shares/units or any other award subject to performance conditions will be subject to the same restrictions on vesting and payment as the underlying award.

Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific division, subsidiary, employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period.

Adjustments

The Committee shall make equitable adjustment in the number and class of securities available for issuance under the 2026 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2026 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Employment

Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries for any reason (i) all of the participant’s restricted stock, RSUs, performance shares, and performance units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation, (ii) all of the participant’s stock options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the stock options, and (iii) all of the participant’s stock options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. The Committee may provide in an award agreement (or otherwise) that a participant shall be eligible for a full or prorated award upon a cessation of the participant’s service relationship due to death, disability, involuntary termination without cause, or resignation for good reason. For an award subject to one or more performance objectives, the Committee may provide for payment of any such full or prorated award prior to certification of such performance objectives or without regard to whether they are certified upon a cessation of the participant’s service relationship due to death, disability, involuntary termination without cause, or resignation for good reason.

For a participant who is a director, cessation of service on the Board of Directors will not be deemed to have occurred if the director continues as director emeritus or advisory director of the Company or the Bank. For a participant who is both an employee and a director, termination of employment will not constitute a cessation of service for purposes of the 2026 Equity Plan so long as the participant continues to provide service as a director, director emeritus, or advisory director.

Change in Control

The Committee may, in its sole discretion, provide that any time-based vesting requirement applicable to an award shall be deemed satisfied in full in the event that both a change in control occurs and a cessation of the participant’s employment occurs, or if the surviving entity in such change in control does not assume or replace the award. With respect to an award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a change in control, any full or prorated award will be paid under the circumstances described in the previous sentence before any or all of the applicable performance objectives of the award are certified (or without regard to whether they are certified).

Transferability

No ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant’s death to a beneficiary or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no award shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a participant other than upon the participant’s death, to a beneficiary or by will or the laws of descent and distribution, and (ii) each option outstanding to a participant may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative (provided that an ISO may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer otherwise permitted by the Committee, appropriate evidence of any transfer to the transferee shall be delivered to the Company at its principal executive office. If all or part of an award is transferred to a transferee, the transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the award as the participant. Any permitted transfer of an award will be without payment of consideration by the transferee.

Amendment and Termination

The Company’s Board of Directors or the Committee may at any time terminate and from time to time amend the 2026 Equity Plan in whole or in part, but no such action will materially adversely affect any rights or obligations with respect to any awards previously granted under the 2026 Equity Plan unless such action is required by applicable law or any listing standards applicable to the Company’s common stock or the affected participants consent in writing. To the extent required by Section 422 of the Code, other applicable law, or any such listing standards that the stockholders are required to approve a specific type of amendment to the 2026 Equity Plan, no amendment shall be effective unless approved by the stockholders of the Company.

The Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2026 Equity Plan, but the amendment will not be effective without the participant’s written consent if the amendment is materially adverse to the participant. However, the Committee cannot reduce the exercise price of an outstanding award or cancel outstanding stock options with per share exercise prices that are more than the fair market value at the time of cancellation in exchange for cash, other awards, or stock options with an exercise price less than the original options’ exercise price without stockholder approval, except in accordance with the adjustment provisions of the 2026 Equity Plan (as described above) or in connection with a change in control. In addition, except for adjustments under the 2026 Equity Plan’s adjustment provisions or as approved by the Company’s stockholders, neither the Committee nor the Board of Directors can reduce the option exercise price of an outstanding stock option, whether through amendment, cancellation, replacement grants or other means.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2026 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security, or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss equal to the excess (if any) of the amount paid for the shares (if any) over the amount realized upon forfeiture (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount. However, if an RSU is not designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to meet the requirements of Section 409A, the participant will be subject to ordinary income when the substantial risk of forfeiture lapses as well as an additional twenty percent (20%) excise tax, and additional tax could be imposed each following year.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of an NQSO, unless the NQSO has a readily ascertainable fair market value. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income.

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise (or, if the participant was subject to Section 16(b) of the Exchange Act and did not make a timely election under Section 83(b), the fair market value on the delayed determination date, if applicable). This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant.

In order for an option to qualify as an ISO for federal income tax purposes, the grant of the option must satisfy various other conditions specified in the Code. In the event an option intended to be an ISO fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Share/Unit Awards. A participant generally is not taxed upon the grant of a performance share/unit. The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement (subject to the short swing profits rule). The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2026 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2026 Equity Plan, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Tax Implications under Code Section 162(m)

Prior to the implementation of The Tax Cuts and Jobs Act of 2017 (the “Tax Act”), our compensation philosophy and policies generally took into account certain aspects of Section 162(m) of the Internal Revenue Code when designing the compensation program for our named executive officers (the “NEOs”), to the extent the Committee determined appropriate, to maximize the deduction for compensation paid to the NEOs. Section 162(m) generally disallowed a federal income tax deduction for compensation over $1 million paid for any fiscal year to the Chief Executive Officer and specified other executive officers, subject to certain exceptions such as for “performance-based” compensation. As a result of the Tax Act’s elimination of the performance-based compensation exemption, the Compensation Committee expects that a portion of the compensation paid to covered employees in the form of equity grants under the 2026 Equity Plan may not be deductible by the Company. Due to the continued importance and benefit to the Company and our stockholders of awarding compensation that is structured to properly incentivize our executive officers, the Compensation Committee believes that it is in our best interests to retain flexibility in awarding compensation, even if some awards may be non-deductible compensation expenses to the Company.

New 2026 Equity Plan Benefits

The number of awards that will be received by or allocated to eligible employees, non-employee directors and service providers under the 2026 Equity Plan is subject to the discretion of the Compensation Committee of the Board of Directors of the Company. As such, the benefits and amounts that will be received or allocated under the 2026 Equity Plan in the future are not determinable at this time.

As of April 2, 2026, the fair market value of a share of Company common stock (the closing price on the NASDAQ) was $24.36.

Equity Compensation Plan Information

The following table provides information about our equity compensation plans as of December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding, options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	878,416	$14.50	19,335
Equity compensation plans not approved by security holders	--	--	--
Total	878,416	$14.50	19,335

Voting Approval

Approval of the 2026 Equity Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting of stockholders.

The Company’s Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan.

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed S.R. Snodgrass, P.C. to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to ratification by stockholders. A representative of S.R. Snodgrass, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the annual meeting, the Audit Committee will consider other independent registered public accounting firms. In addition, if the ratification of the independent registered public accounting firm is approved by stockholders at the annual meeting, the Audit Committee may also consider other independent registered public accounting firms in the future if it determines that such consideration is in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of S.R. Snodgrass as the Company’s independent registered public accounting firm.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2025 and 2024 for services provided by S.R. Snodgrass, P.C.

	2025	2024
Audit Fees(1)	$284,384	$257,981
Audit-Related Fees(2)	27,668	26,111
Tax Fees(3)	24,453	30,208
All Other Fees	—	—

(1)	Includes audit fees for professional service rendered for the audit of the Company’s financial statements and review of the financial statements included in the Company’s quarterly reports.

(2)	Includes fees associated with the audit of the 401(k) Plan and ESOP.

(3)	Includes tax service fees related to tax compliance for the preparation of original tax returns.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2025, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted accounting standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management. In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In performing all these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Audit Committee of the Board of Directors of NorthEast Community Bancorp, Inc.

Charles M. Cirillo

Eugene M. Magier

John F. McKenzie

Executive Compensation

Summary Compensation Table

The following information is furnished for all individuals serving as the principal executive officer of NorthEast Community Bancorp for the most recently completed fiscal year and our next two most highly compensated executive officers whose total compensation for the year ended December 31, 2025 exceeded $100,000.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)	Total ($)
Kenneth A. Martinek	2025	670,000	—	—	—	463,213	126,466	1,259,679
Chairman and Chief	2024	650,000	—	—	—	390,000	105,500	1,145,500
Executive Officer

Jose M. Collazo	2025	556,000	—	—	—	384,398	104,425	1,044,823
President and Chief	2024	540,000	—	—	—	270,000	87,724	897,724
Operating Officer

Donald S. Hom	2025	360,000				177,779	66,553	604,332
Executive Vice	2024	350,000	—	—	—	175,000	62,370	587,370
President and Chief Financial Officer

(1)	Represents non-discretionary, performance-based cash payments earned by each named executive officer during each year presented under the Company’s annual incentive program, which is described below under “Short-Term Incentives.”

(2)	Details of the amounts reported in “All Other Compensation” for fiscal 2025 are provided in the table below. All perquisites, which, in the aggregate, were less than $10,000 for an individual were excluded from “All Other Compensation.”

	Mr. Martinek	Mr. Collazo	Mr. Hom
Employee stock ownership plan allocations	82,698	70,163	53,159
Automobile Allowance	—	12,000	—
Life Insurance (Imputed Income)	12,207	2,178	—
Dividends/Interest on Restricted Stock	31,561	20,084	12,194
Medical Opt-Out Policy Benefit	—	—	1,200

Grants of Plan Based Awards

No equity grants were made in 2025 to the Company’s named executive officers.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table shows information regarding all unvested equity awards held by our NEOs on December 31, 2025.

	Option Awards
Name	Grant Date	Number of Underlying Unexercised Stock Options Exercisable(1)	Number of Underlying Unexercised Stock Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Restricted Stock Not Vested(2)	Market Value of Shares or Units of Restricted Stock Not Vested(3)
Kenneth A. Martinek	11/17/2022	129,150	86,100	$14.08	11/17/2032	34,440	$778,688
Jose M. Collazo	11/17/2022	82,187	54,790	14.08	11/17/2032	21,916	495,520
Donald S. Hom	11/17/2022	48,899	33,265	14.08	11/17/2032	13,307	300,871

(1)	Represents stock options granted pursuant to the 2022 Equity Incentive Plan that vest in five approximately equal annual installments commencing on 11/17/2023, subject to continued employment.

(2)	Represents stock awards granted pursuant to the 2022 Equity Incentive Plan that vest in five approximately equal annual installments commencing on 11/17/2023, subject to continued employment.

(3)	Based on the Company’s closing stock price of $22.61 on December 31, 2025.

Short-Term Incentives.

Annual Incentive Plan. The Company maintains an annual cash incentive plan which is designed to align the interests of our officers with the overall performance of the Company, including our named executive officers (“2025 Annual Incentive Plan”). Participants in the plan are eligible to earn a target incentive award for a calendar year which is defined as a percentage of the participant’s base salary. Awards for the named executive officers are approved by the Compensation Committee and the Board of Directors.

In designing the 2025 Annual Incentive Plan, the Compensation Committee reviewed our 2024 Business Plan approved by our Board of Directors and the key performance measures for the Company and information related to the peer group for the Company and retained an independent compensation consultant to assist it in designing the plan.

The 2025 Annual Incentive Plan provides Messrs. Martinek, Collazo, and Hom with a target incentive award opportunity equal to 35%, 35% and 35%, respectively, of their base salaries. In addition to the performance metrics, the 2025 Annual Incentive Plan contains a credit quality modifier as a measure of minimum acceptable credit quality to be used within the plan as a payout modifier. These incentive award opportunities and performance metrics under the 2025 Annual Incentive Plan are in line with the Company’s compensation philosophy of paying market competitive compensation in line with each executive’s roles and responsibilities at the Company and the Bank and aligning pay with performance.

The actual incentive awards under the 2025 Annual Incentive Plan were determined in accordance with performance under the following metrics (and the respective weighting for each metric):

2025 Performance Measures	Weighting
Return on Average Assets	30%
Pre-Tax, Pre-Provision Net Income	30%
Efficiency Ratio	20%
Discretionary(1)	20%
Total	100%

(1)	The discretionary metric is designed to evaluate individual and Company performance not addressed in the other performance metrics.

The following table summarizes the thresholds, targets, and maximum parameters and actual 2025 performance for each of the applicable financial metrics selected under the 2025 Annual Incentive Plan:

2025 Performance Goals(1)	Threshold Parameter (Dollars in Millions)	Target Parameter (Dollars in Millions)	Stretch Parameter (Dollars in Millions)	2025 Actual Performance (Dollars in Millions)
Return on Average Assets	1.58%	1.86%	2.14%	2.21%
Pre-Tax, Pre-Provision Net Income	$46,443	$54,639	$62,835	$62,161
Efficiency Ratio	45.22%	43.07%	40.92%	40.70%
Discretionary	1	3	5	5

(1)	Payouts earned for intermediate performance levels are determined using straight line interpolation.

In order for the NEOs to be eligible to receive full payout under the plan, Non-Performing Loan (“NPL”)/Total Loans had to meet certain acceptable levels. To the extent that NPLs/Total Loans was greater than 3%, any earned award would be reduced by 30% and if NPLs/Total Loans was greater than 5%, all formulaic payouts would be eliminated and any payment under the plan would be discretionary. Non-performing loans to total loans at December 31, 2025 was 0.00%, resulting in no reduction to the calculated award.

For purposes of determining the level of achievement for each of the performance measures under the 2025 Annual Incentive Plan, the Compensation Committee reviewed the applicable financial metrics, as derived from our 2025 financial results, and the performance metrics. For the 2025 performance year, the Compensation Committee certified achievement of the pre-established performance measures for the CEO and each of the other NEOs as reflected in the table above.

After review and discussion, the successful execution of the strategic objectives in 2025 coupled with the Company’s financial performance, which exceeded that of the prior year, resulted in payouts at the stretch award opportunity, which represented between 197.53% of each NEO’s target 2025 Annual Incentive Plan opportunity, as is set forth below.

NEO	Target Opportunity ($)	Payout as a Percent of Target Opportunity (%)
Kenneth A. Martinek	234,500	197.53%
Jose M. Collazo	194,600	197.53%
Donald S. Hom	90,000	197.53%

The actual dollar amounts earned by our NEOs in fiscal year 2025 pursuant to the 2025 Annual Incentive Plan, are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.

Discretionary Bonuses. No discretionary bonuses were awarded to our named executives in 2025.

Long Term Incentives.

Equity Incentive Plan. On September 29, 2022, the stockholders of the Company approved the Company’s 2022 Equity Incentive Plan. The purpose of the 2022 Equity Incentive Plan is to (i) align the interests of the Company’s stockholders and the recipients of awards under the 2022 Equity Incentive Plan by increasing the economic interest of the recipients in the Company’s growth and success; (ii) advance the interests of the Company by attracting and retaining officers, employees, and non-employee directors; (iii) encourage such officers, employees, and non-employee directors to act in the long-term best interests of the Company and its stockholders; and (iv) serve as an integral part of the Company’s compensation philosophy.

The 2022 Equity Incentive Plan is administered by the Compensation Committee or such other committee consisting of two or more independent members of the Company’s Board of Directors as may be appointed by the Board of Directors to administer the 2022 Equity Incentive Plan (the “Committee”). Employees of the Company and its subsidiaries, including our named executive officers, and non-employee members of the Company’s and the Bank’s Board of Directors, are eligible for selection by the Committee for the grant of awards under the 2022 Equity Incentive Plan.

Employment Agreements with Named Executive Officers. We have entered into employment agreements with each of Messrs. Martinek, Collazo and Hom. The employment agreements provide for a 36-month term. The term of the employment agreements will extend for an additional 12 months on each anniversary of the effective date of the agreements, unless the boards of directors of the Company, the Bank or the named executive officer decides not to extend the term. The Compensation Committee of the Bank’s Board of Directors annually reviews the executives’ base salaries. In addition to base salary, the agreements provide that the executives will be eligible to participate in short-term and long-term incentive compensation, determined and payable at the discretion of the Compensation Committee of the Bank’s Board of Directors. The executives will also be entitled to continue participation in any fringe benefit arrangements in which he was participating on the effective date of the employment agreement. In addition, the agreements provide for reimbursement of reasonable travel and other business expenses incurred in connection with the performance of the executive’s duties.

If the executive’s employment is terminated by the Company and the Bank during the term of the agreement, without cause, including a resignation for good reason (as defined in the agreement), but excluding termination for cause or due to death, disability, retirement or following a change in control, the executive would be entitled to a payment equal to a three times the sum of: (i) his annual base salary plus (ii) his target annual bonus in effect on the termination date. The severance payment will be paid to the executive as salary continuation in substantially equal installments over the 36-month period in accordance with the Bank’s customary payroll practices, subject to the receipt of a signed release of claims from the executive within the time frame set forth in the agreement. Assuming the executives elect continued medical and dental coverage under COBRA, the Bank will reimburse the executives in an after-tax amount equal to the monthly COBRA premium paid by the executive for such coverage, less the active employee premium for such coverage. Each executive will be eligible to receive said reimbursement for the earlier of the date the executive is no longer eligible for COBRA, the period of time used to calculate the severance payments, or the date in which the executive becomes eligible to receive substantially similar coverage from another employer. In addition, each executive would receive any unpaid annual bonus for the completed fiscal year and, to the extent there are any outstanding equity plan awards made to the executives, the treatment of such awards upon termination would be determined in accordance with the terms of the applicable equity plan and award agreements.

If the executive’s employment is terminated during the term of the agreement by the Company and the Bank without cause, including a resignation for good reason (as defined in the agreements), within 24 months after a change in control (as also defined in the agreements), each executive would be entitled to a payment equal to a multiple of three times of the sum of: (i) his annual base salary (or his base salary in effect immediately before the change in control, if higher) plus (ii) his annual target bonus (or his target bonus in effect immediately before the change in control, if higher). The severance payment will be paid to the executive within 60 days of the termination date in a single lump sum payment. The payment will also include a sum equal to three times his prior year bonus in a lump sum on the date on which the bonus would have been paid to executive but for executive’s termination of employment. In addition, each executive will receive a lump sum payment equal to the cost of providing continued medical and dental coverage for 36 months following termination less the active employee charge for such coverage in effect on the termination date. Further, to the extent there are any outstanding equity plan awards made to executives, the treatment of such awards upon termination would be determined in accordance with the terms of the applicable equity plan and award agreements.

For purposes of the executive’s ability to resign and receive a payment under the agreement, “good reason” would include the occurrence of any of the following events: (i) a material reduction in the executive’s base salary, except for reductions proportionate with similar reductions to all other employees; (ii) a material adverse change in executive’s position that results in a demotion in the executive’s status within the Company and the Bank; (iii) a change in the primary location at which the executive is required to perform the duties of his employment with the Company and the Bank to a location that is more than 30 miles from the location of the Bank’s headquarters as of the date of the agreement; or (iv) a material breach by the Company and the Bank of any written agreement between the executive, on the one hand, and any of the Company and the Bank or any other affiliate of the Company, on the other hand, unless arising from the executive’s inability to materially perform his duties contemplated hereunder.

The employment agreements provide for a “best net benefits” approach in the event that severance benefits under the agreements or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended. The best net benefits approach reduces an executive’s payments and benefits to avoid triggering the excise tax if the reduction would result in a greater after-tax amount to the executive officer compared to the amount the executive officer would receive net of the excise tax if no reduction were made.

Under the employment agreements, if the executive is terminated due to disability, the employment agreement will terminate and the executive will receive an amount equal to one times the sum of his base salary and target bonus in effect on the termination date less the amount expected to be paid to executive under the Bank long-term disability plan, payable as salary continuation in substantially equal installments over a twelve-month period. For these purposes, disability will occur on the date on which the insurer or administrator of the Bank’s long-term disability insurance determines that executive is eligible to commence benefits under such insurance. If the executive dies while employed, the employers will pay to his designated beneficiary an amount equal to one time the sum of the executive’s base salary and target bonus in effect on the termination date.

Upon retirement of an executive, the executive will be entitled to benefits under any retirement plans to which he is a party but shall not be entitled to any amount or benefits under the employment agreement.

The employment agreements provide that, except in the event of a change in control or involuntary termination of employment for reasons other than cause, the executives are each subject to a one-year non-compete in the event their employment is terminated. The employment agreements further require that the executives not solicit business, customers or employees of the Company and the Bank for a 12-month period following termination (other than a termination of employment following a change in control) and require the executives to maintain confidential information.

The Bank will pay or reimburse the executives for all reasonable costs and legal fees paid or incurred by the executives in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Company and the Bank will indemnify the executives to the fullest extent legally allowable.

To the extent that a payment is made, or a benefit is received from the Bank, the same payment or benefit will not be paid or received from the Company.

Retirement Benefits

NorthEast Community Bank Employee Stock Ownership Plan. The ESOP is a tax-qualified defined contribution plan for all employees of the Bank who are 18 years of age or older and have completed one year of service with the Bank. Eligible employees can begin participation in the ESOP on the entry date (January 1 or July 1) that coincides or immediately follows their satisfaction of the ESOP eligibility requirements. All named executive officers participate in the ESOP.

In connection with the completion of the Bank’s second-step conversion offering on July 12, 2021, the ESOP purchased an additional 782,726 shares of NorthEast Community Bancorp’s common stock. The ESOP funded its purchase with a loan from the Company in the amount of $7.8 million (“2021 ESOP Loan”). The loan will be repaid principally through the Bank’s contribution to the ESOP and dividends payable on common stock held by the ESOP over the 15-year term of the loan. The interest rate for the 2021 ESOP loan is 3.25% and the balance of that loan was $5.5 million at December 31, 2025. All shares of the Company’s common stock held by the ESOP prior to the completion of the second step offering and conversion on July 12, 2021 were automatically converted to shares of Company common stock pursuant to the exchange ratio of 1.3400.

All shares purchased by the trustees on behalf of ESOP are held in a loan suspense account. Shares are released from the loan suspense account on a pro rata basis, as the Bank makes contributions to the ESOP sufficient to repay principal and interest on the loan. As shares are released from the loan suspense account, they will be allocated among participants on the basis of each participant’s proportional share of compensation. Participants vest ratably in their ESOP benefits over a six-year period. Participants also become fully vested in their account balances upon normal retirement, death or disability, a change in control, or the termination of the plan. Participants may generally receive distributions from the plan upon separation from service. Any unvested shares forfeited upon a participant’s termination of employment will be reallocated among the remaining participants, in accordance with the terms of the plan.

The ESOP permits a participant to direct the trustee as to how to vote the shares of common stock allocated to his or her account. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, the Bank will record compensation expense for the ESOP at the fair market value of the shares as they are committed to be released from the unallocated suspense account to each participant’s account. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in our earnings.

NorthEast Community Bank 401(k) Retirement Savings Plan (“401(k) Plan”). The 401(k) Plan is a tax-qualified defined contribution plan for all employees of the Bank who are 18 years of age or older and completed one year of service with the Bank. All named executive officers are eligible to participate in the 401(k) Plan. Eligible employees may contribute to the plan on a pre-tax basis, subject to limitations imposed by the Internal Revenue Code. For 2025, the limit is $23,000; provided, however, that participants over age 50 may contribute an additional $7,500 in “catch-up” contributions to the plan. Under the plan, the Bank may make discretionary matching contributions of 100% of the amount deferred, up to a maximum of 5% of each participant’s compensation, to the accounts of all participants, as well as discretionary profit-sharing contributions to the accounts of participants who are employed on the last day of the year and have completed at least 1,000 hours of service during the year. The Bank provided no matching contributions in 2025.

Participants are always 100% percent vested in their salary deferrals; participants vest in the Bank’s matching and profit-sharing contributions at the rate of 20% per year following completion of their first year of service.

Supplemental Executive Retirement Plan. The Bank maintains a supplemental executive retirement plan that provides for the payment of supplemental retirement benefits to Kenneth Martinek and Jose Collazo upon their termination of employment on or after the normal retirement age of 65. The normal retirement benefit under the supplemental executive retirement plan equals 50% of the executive’s average base salary over the three-year period preceding termination of employment. Upon retirement on or after attaining age 60 and completing a minimum of 20 years of service, the executive is eligible to receive an early retirement benefit equal to the normal retirement benefit, reduced by 0.25% for each month by which the executive’s age at termination is less than age 65. No benefit is payable under the supplemental executive retirement plan upon termination of employment prior to age 60, unless the termination is due to death, disability, or a change in control, as discussed below. Upon early or normal retirement, the executive receives the annual retirement benefit in equal monthly installments for the greater of the executive’s lifetime or 15 years immediately following the participant’s normal or early retirement or, in the case of disability, commencing at age 65. If a participant dies while receiving benefits under the plan, the executive’s beneficiary continues to receive any remaining installment payments (up to 15) due from the plan. If the executive dies while actively employed, his beneficiary receives an actuarially equivalent lump sum calculated as if the executive had attained normal retirement age immediately prior to death. If the executive has attained age 65 or is eligible for an early retirement benefit, he receives the applicable benefit upon termination of employment due to disability. If the executive is not eligible for an early or normal retirement benefit, the disability benefit under the plan is calculated as if the executive attained normal retirement age immediately prior to termination of employment. Upon termination of employment in connection with a change in control, the executive will receive a lump sum payment that is actuarially equivalent to the normal retirement benefit, calculated as of the date of termination and without regard to the participant’s age at termination. No benefits are payable under the supplemental executive retirement plan upon a participant’s termination for cause (as defined in the plan).

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (1)(2) ($)	Total ($)
Diane B. Cavanaugh	62,300	—	—	—	4,671	66,971
Charles M. Cirillo	74,300	—	—	—	4,671	78,971
Eugene M. Magier	59,300	—	—	—	4,671	63,971
John F. McKenzie	59,300	—	—	—	4,671	63,971
Joel L. Morgenthau	54,300	—	—	—	—	54,300
Linda M. Swan (3)	53,300	—	—	—	34,878	88,178
Kenneth H. Thomas	60,300	—	—	—	4,671	64,971

(1)	Represents dividends and interest on restricted stock awards.

(2)	Represents payments received by Ms. Swan under the Outside Directors Retirement Program of $34,878 which are related to her prior tenure on, and 2015 retirement from, the Board of Directors of the Company and the Bank and interest on restricted stock awards of $3.

(3)	Ms. Swan retired as a director of the Company effective January 20, 2026.

Director Board Fees.

Each director of the Bank also serves on the Board of Directors of the Company. Each non-employee director of the Bank receives a $5,375 quarterly retainer plus $1,525 per meeting attended and, for service on the Board of Directors of the Company, also receive a $1,000 quarterly retainer plus $750 per meeting attended.

The Chairs of the Compensation and Nominating/Corporate Governance Committees of the Board of Directors of the Company receive a quarterly retainer of $1,250 and each member of the committees receive $500 for each meeting attended. The Chair of the Audit Committee receives a quarterly retainer of $4,000 and each member of the committee receives $1,000 per meeting attended and $1,500 for the annual audit scope meeting of the Audit Committee.

Directors also receive a fee of $1,000 per day for attendance at the strategic planning meeting of the Company and the Bank.

Directors’ Deferred Compensation Plan. The Bank has a deferred compensation plan for directors of the Bank. Directors may elect on or before December 31st each year to defer all or part of their fees earned during the following year into the plan. The Bank credits fee deferrals with interest annually based on the prevailing rate on its 60-month certificate of deposit. Directors remain fully vested at all times in the fees deferred under the plan and the interest credited on their deferrals. Distributions from the plan are made in cash and may commence on a specified payment date or pursuant to a fixed payment schedule elected by the director. Generally, directors may receive distributions from the deferred compensation plan only following their separation from service, disability or death, upon a change in control, or upon the occurrence of an unforeseeable emergency. Each participating director may designate a beneficiary to receive payment of any amounts due from the plan upon the director’s death.

Outside Director Retirement Plan. The Bank maintains the NorthEast Community Bank Outside Director Retirement Plan to provide non-employee directors with long standing service with a supplemental retirement benefit. All current non-employee directors are participants in the plan.

Participating directors are entitled to receive a retirement benefit calculated based on years of service and director fees paid during the 12 completed calendar months preceding a director’s termination of service multiplied by a vesting percentage. Participating directors with less than 10 years of service will receive no benefit under the plan. Participating directors with 10 years but less than 15 years of service will receive a benefit based on 50% of the total directors’ fees paid during the 12 completed calendar months preceding the director’s termination. Participating directors with 15 years but less than 20 years will receive 75% of the total directors’ fees paid during the 12 completed calendar months preceding the director’s termination. Participating directors with 20 or more years of service will receive a benefit calculated using 100% of the director fees paid during the 12 months preceding the director’s termination. Participating directors vest in their retirement benefit at a rate of 20% per year for years of service after January 1, 2006. The annual director retirement benefit is generally paid monthly over a 120-month period following the month in which a director terminates his service on the Board of Directors.

In the event a participating director dies while in pay status, the director’s beneficiary will receive his or her remaining installments beginning in the month immediately following the director’s death. In the event a participating director is terminated in connection with a change in control (as defined in the plan), the director will receive a lump sum payment equal to the actuarial equivalent of the director’s monthly benefit. In the event a participating director is removed from the board of directors for cause, the director will forfeit all rights and benefits under the plan.

Stock-Based Deferral Plan. In 2021, the Company established a stock-based deferral plan for certain eligible officers and directors. Under the terms of the stock-based deferral plan, participants were permitted to make a one-time election to transfer all or a portion of their account balances from the director plans into the stock-based deferral plan to purchase common stock in the Company’s second stop conversion offering. The stock-based deferral plan also permitted eligible officers and members of the board to make an election within 30 days of the effective date of the plan to defer future compensation into the plan and invest the deferrals in Company common stock.

Stock Ownership

The following table provides information as of April 2, 2026 about the persons known to the Company to be the beneficial owners of more than 5% of its outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding(1)
Black Rock, Inc.(2) 50 Hudson Yards New York, NY 10001	1,022,364	7.40%

NorthEast Community Bank Employee Stock Ownership Plan(3)	1,288,997	9.33%

(1)	Based on 13,815,407 shares of Company common stock outstanding and entitled to vote as of April 2, 2026.

(2)	Based on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 26, 2024. Based on a review of a Form 13F filed on February 12, 2026, by Black Rock, Inc. for the quarter ended December 2025, Black Rock, Inc. reported beneficial holdings of 1,179,154 shares of Company common stock.

(3)	As of December 31, 2025, the ESOP held 1,288,997 shares of Company common stock.

The following table provides information as of April 2, 2026 about the shares of Company common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those named executive officers of the Company listed in the Summary Compensation Table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned(1)(2)		Number of Shares That May Be Acquired within 60 Days of Exercising Options		Percent of Common Stock Outstanding(3)
Directors:
Lynette W. Bennett	–		–		*
Diane B. Cavanaugh	12,400		21,721		*
Charles M. Cirillo	21,597		14,480		*
Jose M. Collazo	101,500	(4)	89,685	(4)	1.38%
Eugene M. Magier	32,101	(5)	14,480		*
Charles A. Martinek	30,772		4,000		*
Kenneth A. Martinek	280,899	(6)	144,150	(6)	3.08%
John F. McKenzie	35,641	(7)	11,480		*
Joel Morgenthau	3,440		–		*
Kenneth H. Thomas	50,000	(8)	21,720		*

Executive Officers Who are Not Directors:

Donald S. Hom	44,677		48,896		*

All directors and executive officers as a group (11 persons)	613,027		370,612		7.12%

*	Less than 1% of the shares outstanding

(1)	This column includes the following:

Name	Shares Allocated under the NorthEast Community Bank ESOP	Shares Held in the NorthEast Community Bank 401(k) Retirement Savings Plan
Jose M. Collazo	31,637	10,250
Donald S. Hom	14,704	–
Charles A. Martinek	20,238	6,839
Kenneth A. Martinek	43,859	120,353

(2)	Includes shares of unvested restricted stock, with respect to which the individual has voting but not investment power as follows: Ms. Cavanaugh – 5,792; Mr. Cirillo – 5,792; Mr. Collazo – 21,916; Mr. Magier – 5,792; Mr. Charles Martinek – 3,200; Mr. Kenneth Martinek – 34,440; Mr. McKenzie – 5,792; Mr. Morgenthau – 1,440; Mr. Thomas – 5,792; and Mr. Hom – 13,307.

(3)	Based on 13,815,407 shares of Company common stock outstanding as of April 2, 2026.

(4)	Includes 13,750 shares held by the ESOP of Mr. Collazo’s spouse, 6,667 shares held by the 401(k) Plan of Mr. Collazo’s spouse, 2,000 shares of unvested restricted stock held by Mr. Collazo’s spouse, which she has voting but not investment power and includes 7,500 shares which Mr. Collazo’s spouse has the right to acquire through the exercise of vested stock options.

(5)	Includes 3,546 shares held by Mr. Magier’s spouse.

(6)	Includes 2,939 shares held by Mr. Martinek’s spouse, 16,176 shares held by the ESOP of Mr. Martinek’s spouse, 4,000 shares of unvested restricted stock held by Mr. Martinek’s spouse, which she has voting but not investment power and includes 15,000 shares which Mr. Martinek’s spouse has the right to acquire through the exercise of vested stock options.

(7)	Includes 3,900 shares held by Mr. McKenzie’s spouse.

(8)	Includes 11,520 shares held in a trust for which Mr. Thomas serves as trustee and 495 shares held by Mr. Thomas’ spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received, and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2025.

OTHER INFORMATION

Policies And Procedures for Approval of Related Person Transactions

The Board has adopted a written policy and set of procedures for the review, approval or ratification of transactions that could potentially be required to be reported under the SEC rules for disclosure of transactions in which related persons have a direct or indirect material interest. Under the policy, related persons consist of directors, director nominees, executive officers, persons, or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements, or relationships, in which:

●	the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year;

●	the Company is, will, or may be expected to be a participant; and

●	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

●	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

●	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

●	any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

●	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

●	the size of the transaction and the amount of consideration payable to the related person;

●	the nature of the interest of the related person;

●	whether the transaction may involve a conflict of interest; and

●	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.

Transactions With Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Chairman and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (ii) the ownership of more than 1% of the outstanding securities (or that represents more than 5% of the total assets of the employee and/or family member) of any business entity that does business with or is in competition with the Company.

NorthEast Community Bank had no loans to related parties at December 31, 2025.

Other Transactions. The spouse of Kenneth A. Martinek, our Chairman and Chief Executive Officer, is employed by the Bank as Executive Vice President, Director Internal Loan Review, Special Assets & Marketing and, for 2025, she received aggregate total compensation of $238,050.  In addition, the spouse of Jose Collazo, our President and Chief Operating Officer, is employed by the Bank as Senior Vice President, Loan Servicing Manager and, for 2025, she received aggregate total compensation of $181,900.   The compensation of Mr. Martinek’s and Mr. Collazo’s spouses was established in accordance with our compensation practices applicable to employees with comparable qualifications and responsibilities and holding similar positions

Joel Morgenthau is an attorney with Morritt, Hock & Hamroff, LLP, a law firm that provides construction loan closing services to borrowers of the Bank who choose to use the law firm for these services. During the fiscal year ended December 31, 2025, construction loan borrowers of the Bank paid $1,379,365 in legal fees directly to the law firm in connection with the closing of construction loans. In addition, the Bank paid $303,000 in legal fees to the law firm for legal services provided to the Bank.

Stockholder Proposals and Nominations

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 11, 2026. If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2027, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a stockholder who has given appropriate notice to the Company before the meeting. Similarly, a stockholder may not bring business before an annual meeting unless the stockholder has given the Company appropriate notice of their intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the stockholder, the stockholder’s ownership in the Company and the stockholder’s interest in the business matter. Similarly, a stockholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing stockholder. A copy of the Company’s Bylaws may be obtained from the Company.

Additionally, to comply with the universal proxy rules for our 2027 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 22, 2027.

Stockholder Communications

The Company encourages stockholder communications to the board of directors and/or individual directors. Stockholders who wish to communicate with the board of directors or an individual director should send their communications to the care of Anne Stevenson-DeBlasi, Corporate Secretary, 325 Hamilton Avenue, White Plains, New York 10601. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.

Miscellaneous

The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company common stock. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

To further reduce costs, if you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Appendix A

NORTHEAST COMMUNITY BANCORP, INC.
2026 EQUITY INCENTIVE PLAN

ARTICLE 1 - PURPOSE AND GENERAL PROVISIONS

1.1            Establishment of Plan. NorthEast Community Bancorp, Inc., a Maryland corporation (the “Company”), hereby establishes an equity incentive compensation plan to be known as the “NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan” (the “Plan”), as set forth in this document.

1.2            Purpose of Plan. The purpose of the Plan is to: (i) align the interests of the Company’s stockholders and the recipients of Awards under the Plan by increasing the economic interest of such recipients in the Company’s growth and success and to creating an ownership culture; (ii) advance the interests of the Company by attracting and retaining officers, other Employees, Non-Employee Directors and Service Providers; (iii) encourage such persons to act in the long-term best interests of the Company and its stockholders; and (iv) serve as integral part of the Company’s compensation philosophy.

1.3            Types of Awards. Awards under the Plan may be made to eligible Participants in the form of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or any combination thereof.

1.4            Effective Date. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder requirements. The Plan will remain in effect as long as any Awards are outstanding; provided, however, no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

ARTICLE 2 - DEFINITIONS

Except where the context otherwise indicates, the following definitions apply:

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including among others the “Bank” (as defined below). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Committee shall be authorized to act on behalf of all other entities included within the definition of “Affiliate.”

“Award” means an award granted to a Participant under the Plan that consists of one or more Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or a combination of these.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

“Bank” means NorthEast Community Bank.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of one of the following events:

(a)            if any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more (the “CIC Percentage”) of the combined voting power of the Company’s then-outstanding securities; provided, however, that if such Person first obtains the approval of the Board of Directors to acquire the CIC Percentage, then no Change in Control shall be deemed to have occurred unless and until such Person obtains a CIC Percentage ownership of the combined voting power of the Company’s then-outstanding securities without having first obtained the approval of the Board of Directors; or

(b)            if any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company’s then-outstanding securities, whether or not the Board of Directors shall have first given its approval to such acquisition; or

(c)            during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board of Directors; provided, however, that any new directors whose election, nomination for election by the Company’s stockholders or appointment was approved by a vote of at least one-half of the directors then still in office who either were directors at the beginning of the period or whose election, nomination or appointment was previously so approved shall be considered Incumbent Directors; and further provided, however, that no individual shall be considered an Incumbent Director if such individual’s election, nomination or appointment to the Board of Directors was in connection with an actual or threatened “election contest” (as described in Rule 14a-12(c) under the Exchange Act) with respect to the election or removal of directors (an “Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any such Election Contest or Proxy Contest; or

(d)            the consummation of a merger or consolidation of the Company with any other corporation; provided, however, a Change in Control shall not be deemed to have occurred: (i) if such merger or consolidation would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation in substantially the same proportion as their ownership immediately prior to the merger or consolidation, or (ii) if the corporate existence of the Company is not affected and following the merger or consolidation, the directors of the Company prior to such merger or consolidation constitute at least a majority of the Board of Directors of the Company or the entity that directly or indirectly controls the Company after such merger or consolidation.

(e)            “Code” means the Internal Revenue Code of 1986, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Code includes any applicable regulations promulgated under that section. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.

“Committee” means the Compensation Committee of the Board of Directors or such other committee consisting of two or more members of the Board of Directors as may be appointed by the Board of Directors from time to time to administer this Plan pursuant to Article 3. All of the members of the Committee shall be independent directors within the meaning of the NASDAQ’s listing standards (as applicable). If any member of the Committee does not qualify as an “Independent Director” within the meaning of Rule 16b-3 under the Exchange Act, the Board of Directors shall appoint a subcommittee of the Committee, consisting of at least two Independent Directors, to grant Awards to Insiders; each member of such subcommittee shall satisfy the requirements above. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.

“Common Stock” means the common stock, par value $.01 per share, of the Company, and any other shares into which such Common Stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

“Company” means NorthEast Community Bancorp, Inc., a Maryland corporation, and its successors and assigns.

“Director” means a member of the Board of Directors of the Company or of a board of directors of a Subsidiary of the Company.

“Disability” means, if the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has occurred.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit or Performance Stock Unit, to receive a payment in cash or stock, as applicable, equal to the amount of dividends paid on a share of Common Stock, as specified in the Award Agreement.

“Effective Date” shall have the meaning ascribed to such term in Section 1.4 hereof.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as now in effect and as hereafter amended from time to time. Any reference to a particular section of the Exchange Act includes any applicable regulations promulgated under that section. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.

“Fair Market Value” of a share of Common Stock of the Company means, as of the date in question,

(a)            if the Common Stock is listed for trading on the NASDAQ, the closing sale price of a share of Common Stock on such date, as reported by the NASDAQ or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b)            if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on another national securities exchange, the closing sale price of a share of Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(c)            if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a share of Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(d)            if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board of Directors.

For purposes of subsection (c) above, if the Common Stock is not traded on the NASDAQ but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.

Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement, or payout of any Award, it may specify such alternative definition in the Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the NASDAQ or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

Notwithstanding the foregoing, (i) in the case of a Stock Option, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of a Stock Option that is intended to qualify as an ISO under Code section 422, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422.

“Good Reason” means, for purposes of this Plan, a termination of an Employee Participant for “Good Reason” as a result of the Participant’s resignation from the employment of the Company or Subsidiary upon the occurrence of any of the following events:

(i) the material reduction in the Participant’s base salary or base compensation;

(ii) the material reduction in the Participant’s authority, duties, and responsibilities without the written consent of the Participant.

(iii) the relocation of Participant’s principal place of employment that increases the Participant’s commute by more than thirty (30) miles; or

(iv) in the event the Participant is a party to an employment or change in control agreement that provides a definition of “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

“Incentive Stock Option” or “ISO” means a Stock Option which is designated as an “incentive stock option” and intended to meet the requirements of Code section 422.

“Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Exchange Act section 16(a).

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for cause, or termination of an Employee Participant for Good Reason.

“NASDAQ” means The NASDAQ Stock Market LLC or its successor.

“Non-Employee Director” means any Director who is not also employed by the Bank or the Company.

“Nonqualified Stock Option” means any Option which is not designated as an “incentive stock option” or that otherwise does not meet the requirements of Code section 422.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased by a Participant pursuant to the exercise of a Stock Option.

“Participant” means an Employee or Non-Employee Director or Service Provider who is eligible to receive or has received an Award under this Plan.

“Performance Period” shall have the meaning ascribed to such term in Section 7.3.

“Performance Share” means an Award under Article 7 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Performance Unit” means an Award under Article 7 of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

“Person” means any “person” or “group” as those terms are used in Exchange Act Sections 13(d) and 14(d).

“Plan” means the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan set forth in this document and as it may be amended from time to time.

“Prior Plan” means the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan, as amended from time to time.

“Restricted Stock” or “Restricted Stock Award” means an Award of shares of Common Stock under Article 6 of the Plan, which shares are issued with such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award of shares that the Committee grants to a Non-Employee Director with no restrictions.

“Restricted Stock Unit” or “RSU” means an Award under Article 6 of the Plan that is valued by reference to a share of Common Stock, which value may be paid to the Participant by delivery of cash or other property as the Committee shall determine and that has such restrictions as the Committee, in its sole discretion, may impose, including but not limited to an Award that the Committee grants to a Non-Employee Director with no restrictions.

“Restriction Period” means the period commencing on the date an Award of Restricted Stock or an RSU is granted and ending on such date as the Committee shall determine, during which time the Award is subject to forfeiture as provided in the Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Stock Option” or “Option” means an Award granted under Article 5 which is either an Incentive Stock Option or a Nonqualified Stock Option. A Stock Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option.

“Subsidiary(ies)” means any corporation, affiliate, bank, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

ARTICLE 3 - ADMINISTRATION; POWERS OF THE COMMITTEE

3.1            General. This Plan shall be administered by the Committee.

3.2            Authority of the Committee.

(a)            Subject to the provisions of the Plan, the Committee shall have the full and discretionary authority to (i) select the persons who are eligible to receive Awards under the Plan, (ii) determine the form and substance of Awards made under the Plan and the conditions and restrictions, if any, subject to which such Awards will be made, (iii) modify the terms of Awards made under the Plan, (iv) interpret, construe and administer the Plan and Awards granted thereunder, (v) make any adjustments necessary or desirable in connection with Awards made under the Plan to eligible Participants located outside the United States, and (vi) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate.

(b)            The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect.

(c)            Notwithstanding anything herein to the contrary, the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform; rather, the Committee shall be entitled to make non-uniform and selective determinations under the Plan and the Award Agreements.

(d)            Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive, final, and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

(e)            In the event the Company shall assume outstanding equity awards or the right or obligation to make such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards as it shall deem equitable and appropriate to prevent dilution or enlargement of benefits intended to be made under the Plan.

(f)            In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including but not limited to employees of the Company and professional advisors.

3.3            Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of its members such of its authority as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Insiders). The Committee may, at any time and from time to time, delegate to one or more other members of the Board of Directors such of its authority as it deems appropriate. To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board of Directors, except that no such delegation will be permitted with respect to Insiders.

3.4            Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be imposed by the Committee, including without limitation, provisions related to the consequences of termination of employment. A copy of such Award Agreement shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign (or otherwise acknowledge receipt of) a copy of the Award Agreement or a copy of a notice of grant.

3.5            Indemnification. No member or former member of the Committee or the Board of Directors or person to whom the Committee has delegated responsibility under the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. The Company shall indemnify and hold harmless each member and former member of the Committee and the Board of Directors against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan, unless arising out of such member’s or former member’s own willful misconduct, fraud, bad faith or as expressly prohibited by statute. Such indemnification shall be in addition (without duplication) to any rights to indemnification or insurance the member or former member may have as a director or under the bylaws of the Company or otherwise.

ARTICLE 4 - SHARES AVAILABLE UNDER THE PLAN

4.1            Available Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

4.2            Share Limitations.

(a)            Share Reserve. Subject to the following provisions of this Section 4.2, the maximum number of shares of Stock that may be awarded or issued to Participants and their beneficiaries under the Plan shall be equal to (A) 185,000 shares of Common Stock, plus (B) the number of shares of Common Stock, as of the Effective Date, remaining available for issuance, and not subject to outstanding awards, under the Prior Plan (such sum of (A) and (B), the “Share Limit”

(b)            Computation of Shares Available. For purposes of this Section 4.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Units, the number of shares of Common Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Common Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Common Stock to pay the Exercise Price; (ii) shares of Common Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Option Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Common Stock available shall be reduced by the gross number of Stock Options exercised or Common Stock returned to satisfy tax withholding, rather than by the net number of shares of Common Stock issued.

4.3            Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to stockholders (other than an ordinary cash dividend) results in the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation (or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding shares of Common Stock), or a material change in the value of the outstanding shares of Common Stock as a result of the change, transaction or distribution, then the Committee shall make equitable adjustments, as it determines are necessary and appropriate to prevent the enlargement or dilution of benefits intended to be made available under the Plan, in:

(a)            the number and class of stock or other securities deemed to be available thereafter for grants of Restricted Stock Awards, Restricted Stock Units or Stock Options as set forth in Section 4.1, including, without limitation, with respect to Incentive Stock Options;

(b)            the number and class of stock or other securities subject to outstanding Awards, and which have not been issued or transferred under an outstanding Award;

(c)            the Option Exercise Price under outstanding Stock Options and the number of shares of Common Stock to be transferred in settlement of outstanding Awards; and

(d)            the terms, conditions or restrictions of any Award and Award Agreement, including but not limited to the price payable for the acquisition of shares of Common Stock.

In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

It is intended that, if possible, any adjustment contemplated above shall be made in a manner that satisfies applicable legal requirements as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code section 424 and Code section 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment).

Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive, and binding on all persons.

ARTICLE 5 - STOCK OPTIONS

5.1            Grant of Stock Options. Subject to the terms and provisions of the Plan, the Committee may from time to time grant Stock Options to eligible Participants. The Committee shall have sole discretion in determining the number of shares subject to Stock Options granted to each Participant. The Committee may grant a Participant an Incentive Stock Option, Nonqualified Stock Option, or a combination thereof, and may vary such Awards among Participants; provided that the Committee may grant Incentive Stock Options only to individuals who are employees within the meaning of Code section 3401(c) of the Company or its subsidiaries (as defined for this purpose in Code section 424(f)). Notwithstanding anything in this Article 5 to the contrary, except for Stock Options that are specifically designated as intended to be subject to Code section 409A, the Committee may only grant Stock Options to individuals who provide direct services on the date of grant of the Stock Options to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation section 1.409A-1(b)(5)(iii)(e)) in each entity in the chain.

Each Stock Option grant shall be evidenced by an Award Agreement that shall specify the type of Stock Option, the Option Exercise Price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, the conditions upon which the Stock Option shall become vested and exercisable (subject to Section 8.1) and such other provisions as the Committee shall determine. Stock Options shall have no Dividend Equivalent Rights.

5.2            Option Exercise Price. The per share Option Exercise Price for each Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted. Notwithstanding the foregoing, a Stock Option may be granted with a Stock Option Exercise Price lower than set forth in the preceding sentence if such Stock Option is granted pursuant to an assumption or substitution for another Stock Option in a manner satisfying the provisions of Code section 424(a) relating to a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation; provided that the Committee determines that such Stock Option Exercise Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Stock Option from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Stock Option is granted).

5.3            Duration of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than the tenth (10th) anniversary of its grant date other than a Stock Option granted to a Participant outside the United States. If an Award Agreement does not specify an expiration date, the Stock Option’s expiration date shall be the 10th anniversary of its grant date.

5.4            Exercise of Stock Options. Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify, including conditions related to the employment of the Participant with the Company or the Bank or provision of services by the Participant to the Company or the Bank, which need not be the same for each grant or for each Participant. The Committee may provide in the Award Agreement for rights upon the occurrence of events specified in the Award Agreement.

5.5            Payment. Stock Options shall be exercised, in whole or in part, by the delivery of an oral, written, or electronic notice of exercise to the Company or its designated representative in the form prescribed by the Company, setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and satisfying any requirements that the Committee may apply from time to time. Full payment of the Option Exercise Price for such shares (less any amount previously paid by the Participant to acquire the Stock Option) must be made on or prior to the Payment Date, as defined below. The Option Exercise Price shall be paid to the Company in either: (a) cash, (b) by check, bank draft, money order or other cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification or attestation of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Exercise Price (provided that the tendered shares must have been held by the Participant for any period required by the Committee), (d) if approved by the Committee, by cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, (e) by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law, including a net exercise; or (f) by a combination of the foregoing. “Payment Date” shall mean the date on which a sale transaction in connection with a cashless exercise (whether or not payment is actually made pursuant to a cashless exercise) would have settled in connection with the subject option exercise. No certificate or cash representing a share of Common Stock shall be delivered until the full Option Exercise Price has been paid.

5.6            Special Rules for ISOs. The following rules apply notwithstanding any other terms of the Plan.

(a)            In no event shall any Participant who owns (within the meaning of Code section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” (within the meaning of Code section 424(e) or (f), respectively) be eligible to receive an ISO (i) at an Option Exercise Price less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, or (ii) that is exercisable later than the fifth (5th) anniversary date of its grant date.

(b)            The aggregate Fair Market Value of shares of Common Stock with respect to which incentive stock options (within the meaning of Code section 422) granted to a Participant are first exercisable in any calendar year under the Plan and all other incentive stock option plans of the Company or the Bank shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, Fair Market Value shall be determined with respect to a particular incentive stock option on the date on which such incentive stock option is granted. In the event that this One Hundred Thousand Dollar ($100,000) limit is exceeded with respect to a Participant, then ISOs granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Code section 422, automatically become Nonqualified Stock Options granted under this Plan.

ARTICLE 6 - RESTRICTED STOCK AND RESTRICTED STOCK UNITS

6.1            Grant of Restricted Stock and Restricted Stock Units. Subject to provisions of the Plan, the Committee may from time to time grant Awards of Restricted Stock and Restricted Stock Units to Participants. Awards of Restricted Stock and RSUs may be made either alone or in addition to or in tandem with other Awards granted under the Plan.

6.2            Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of shares of Restricted Stock or the number of RSUs granted; the purchase price, if any, to be paid for such Restricted Stock or RSUs, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock or RSU such as continued service or achievement of performance objectives; the length of the Restriction Period, if any (subject to Section 8.1), and any circumstances that will shorten or terminate the Restriction Period; and rights of the Participant to vote or receive dividends or Dividend Equivalent Rights with respect to the shares during the Restriction Period. The Committee shall have sole discretion to determine and specify in each RSU Award Agreement whether the RSUs will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock.

6.3            Reserved.

6.4            Dividends and Other Distributions. Except as provided in this Article 6 or in the applicable Award Agreement, a Participant who receives a Restricted Stock Award shall have (during and after the Restriction Period), with respect to such Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends. Dividend Equivalent Rights and other distributions to the extent, if any, such shares possess such rights; provided, however, that (i) any dividends and other distributions payable on such shares of Restricted Stock during the Restriction Period shall be either automatically reinvested in additional shares of Restricted Stock or paid to the Company for the account of the Participant, in either case subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividends and other distributions shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A. The Committee shall determine whether interest shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts (again, provided that all such terms shall, to the extent required, comply with Code section 409A). A Participant receiving a Restricted Stock Unit Award shall not possess voting rights and shall accrue Dividend Equivalent Rights on such Units only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any rights to Dividend Equivalents on such Restricted Stock Unit Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions attached to the Dividend Equivalent Rights shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

ARTICLE 7 - PERFORMANCE SHARES AND UNITS

7.1            Grant of Performance Shares and Performance Units. The Committee may grant Performance Shares and Performance Units to Participants in such amounts and upon such terms, and at any time and from time to time, as the Committee shall determine.

7.2            Award Agreement. The Award Agreement shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of Performance Shares or Performance Units granted; the purchase price, if any, to be paid for such Performance Shares or Performance Units, which may be equal to or less than Fair Market Value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; the performance objectives applicable to the Performance Shares or Performance Units; and any additional restrictions applicable to the Performance Shares or Performance Units such as continued service (subject to Section 8.1). The Committee shall have sole discretion to determine and specify in each Award Agreement whether the Award will be settled in the form of all cash, all shares of Common Stock, or any combination thereof. Unless and to the extent the Committee specifies otherwise, such settlement will be in the form of shares of Common Stock. Any such shares may be granted subject to any restrictions deemed appropriate by the Committee.

7.3            Value of Performance Shares and Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a share of Common Stock on the date of grant. In addition to any non-performance terms applicable to the Award, the Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Units, or both, as applicable, that will be paid out to the Participant. For purposes of this Article 7, the time period during which the performance objectives must be met shall be called a “Performance Period.” The Committee may, but is not obligated to, set such performance objectives by reference to the performance measures set forth in Section 7.6.

7.4            Earning of Performance Shares and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of the Performance Shares or Performance Units shall be entitled to receive a payout of the number and value of Performance Shares or Performance Units, as applicable, earned by the Participant over the Performance Period, if any, to be determined as a function of the extent to which the corresponding performance objectives have been achieved and any applicable non-performance terms have been met.

7.5            Dividends and Other Distributions. A Participant receiving Performance Shares or Performance Units shall not possess voting rights. A Participant receiving Performance Shares or Performance Units or any other Award that is subject to performance conditions shall accrue Dividend Equivalent Rights on such Award only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any Dividend Equivalents payable on such Performance Shares or Performance Units shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of Dividend Equivalents shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.

7.6            Performance Objectives. The Committee may, in its discretion, include performance objectives in any Award. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and it may provide for the payment of differing amounts of compensation for different levels of performance.

(a)            Definitions of Performance Objectives. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. The performance objective for an Award may be described in terms of Company-wide objectives or objectives that are related to a specific division, subsidiary, Company or the Bank, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all or some other number of such objectives must be attained.

(b)            Determinations of Performance. For each Award that has been made subject to a performance objective, within an administratively practicable period following the end of each Performance Period, the Committee shall determine whether the performance objective for such Performance Period has been satisfied. If a performance objective for a Performance Period is not achieved, the Committee in its sole discretion may pay all or a portion of that Award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance or the performance of the specific division, subsidiary, Company or the Bank, department, region, or function employing the participant.

(c)            Adjustments and Exclusions. In determining whether any performance objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits, gains or income associated with reorganizations or restructurings of the Company or the Bank, discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy (e.g., costs related to lease terminations or facility closure obligations), litigation or the resolution of litigation (e.g., attorneys’ fees, settlements or judgments); and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or non-recurring events affecting the Company or the Bank, changes in tax laws or regulations or accounting procedures, mergers, acquisitions and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of the Company’s common stock, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants.

ARTICLE 8 – RESTRICTIONS APPLICABLE TO AWARDS

8.1            Minimum Vesting Requirement. Notwithstanding anything herein to the contrary, each equity-based Award shall vest no earlier than the one-year anniversary of the date of grant of the Award; provided, however, that: (i) up to 5% of the aggregate number of Awards under the Plan, as such may be adjusted pursuant to the terms of the Plan, may be issued pursuant to Awards that do not satisfy this minimum vesting requirement; and (ii) the Committee may provide for accelerated vesting of an Award in full or in part prior to the one-year anniversary of the date of grant of the Award pursuant to Section 9.1.

8.2            Minimum Holding Period. As a condition of receipt of an Award, the Award Agreement may require the Participant to agree to hold vested Shares received under the Award (including but not limited to Shares received upon exercise of a Stock Option) for one year following the vesting or exercise date (as applicable). The foregoing limitation shall not apply to the extent an Award vests or is exercised due to death, Disability or Involuntary Termination of employment following a Change in Control, or to the extent that (i) the Participant directs the Company to withhold, or the Company elects to withhold, with respect to such vesting or exercise or, in lieu thereof, to retain or sell without notice a number of shares of Stock sufficient to cover to the taxes required to be withheld at the minimum statutory withholding rates, or (ii) the participant exercises a Stock Option by net settlement, and in the case of (i) and (ii) herein, only to the extent of the Shares withheld for tax or net settlement purposes.

8.3            Restrictive Covenant Agreement. A Participant may be required, as a condition to receiving an Award under this Plan, to enter into a restrictive covenant agreement with the Company containing such non-compete, confidentiality, and/or non-solicitation provisions as the Committee may adopt and approve from time to time (as so modified or amended, the “Restrictive Covenant Agreement”). The provisions of the Restrictive Covenant Agreement may also be included in, or incorporated by reference in, the Award Agreement.

8.4            Prohibition of Cash-Buyouts of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e. Stock Option with an Option Exercise Price as of an applicable date that is greater than the Fair Market Value of the Common Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

8.5            Prohibition Against Repricing of Stock Options. Except for adjustments set forth under this Plan and reductions of the Option Exercise Price as approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or the authority to make any adjustment or amendment that reduces or would have the effect of reducing the Option Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation, replacement grants or other means. Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.1 that replenish the shares available for Stock Option Awards shall only be applied to the extent permitted by Code section 422 and the regulations promulgated thereunder.

8.6            Restrictions on Dividends and Dividend Equivalents. Notwithstanding anything herein to the contrary, Dividend Equivalent Rights shall not be paid with respect to Stock Options. Dividends and Dividend Equivalent Rights with respect to a Restricted Stock Award, Restricted Stock Unit, Performance Share or Performance Unit shall be subject to the same vesting requirements as the underlying Award; in no event shall dividends or Dividend Equivalents be paid to a Participant on any such Award prior to the date on which such Award has become vested.

ARTICLE 9 - TERMINATION OF SERVICE, BLACKOUT
PERIODS AND CHANGE IN CONTROL

9.1            Termination of Service.

(a)            Except as otherwise provided by the Committee, if a Participant ceases to be an Employee or Non-Employee Director (including a director emeritus or an advisory director) of, or to otherwise perform services for, the Company and its Affiliates for any reason (“Termination of Service”) (i) all of the Participant’s Stock Options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Stock Options (ii) all of the Participant’s Stock Options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock, RSUs, Performance Shares, and Performance Units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation.

(b)            The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event of a cessation of the Participant’s service relationship with the Company or the Bank due to death, Disability, Involuntary Termination without cause or resignation for Good Reason. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified) in the event of a cessation of the Participant’s service relationship with the Company or the Bank due to death, Disability, Involuntary Termination without cause or resignation for Good Reason.

(c)            The transfer of an Employee from the Company to an Affiliate, from an Affiliate to the Company, or from one Affiliate to another shall not be considered a termination of employment. Consistent with the provisions of Code Section 409A (as applicable), it shall not be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of employment shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Affiliate.

(d)            With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

9.2            Special Rule for Company Blackout Periods. The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Non-Employee Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the applicable Award Agreement, the last date on which a Stock Option can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 9.2 by a number of days equal to the number of United States business days that the applicable blackout period is in effect. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Stock Option expire during an imposed blackout period.

9.3            Change in Control.

(a)            The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Company or the Bank occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid under the provisions of this Section 9.3 prior to when any or all such performance objectives are certified (or without regard to whether they are certified).

(b)            In the event of a Change in Control, the Committee may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation and adjusted as appropriate. In addition or in the alternative, the Committee may, in its discretion, cancel all or certain types of outstanding Awards at or immediately prior to the time of the Change in Control provided that the Committee either (i) provides that the Participant is entitled to a payment (in cash or shares) equal to the value of the portion of the Award that would be vested upon the corporate transaction, as determined below and to the extent there is any such value, or (ii) at least 15 days prior to the Change in Control (or, if not feasible to provide 15 days’ notice, within a reasonable period prior to the Change in Control), notifies the Participant that, subject to rescission if the Change in Control is not successfully completed within a certain period, the Award will be terminated and, if the Award is a Stock Option or similar right, provides the Participant the right to exercise the portion of the Stock Option or similar right that would be vested upon the Change in Control prior to the Change in Control. For this purpose, the value of the Award that would be vested upon the Change in Control shall be measured as of the date of the Change in Control and shall equal the value of the cash, shares or other property that would be payable to the Participant for such vested Award (or, if the Award is a Stock Option or similar right, upon exercise of the vested Award) less the amount of any payment required to be tendered by the Participant upon such exercise. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Stock Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the exercise price of such Stock Option or similar right and may cancel each Stock Option or similar right with an exercise price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Stock Option or similar right. For example, under this provision, in connection with a Change in Control, the Committee is permitted to cancel all outstanding Stock Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Change in Control if their vested Stock Options had been fully exercised immediately prior to such Change in Control, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Stock Option holders pursuant to such Change in Control if their vested Stock Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Committee can cancel any or all such Stock Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, if the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion. Any actions taken pursuant to this Section 9.3(b) shall be valid with respect to a 409A Award only to the extent that such action complies with Code section 409A.

ARTICLE 10 – GENERAL TERMS

10.1          Designation of Beneficiaries. To the extent permitted by the Committee, each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any vested but unpaid Award is to be paid in case of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company or its designee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s beneficiary as determined under the Company’s 401(k) plan.

10.2           Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, required by law or regulation to be withheld with respect to any taxable event arising as a result of or in connection with this Plan or any Award.

Except as otherwise determined by the Committee or provided in the Award Agreement corresponding to an Award:

(a)            With respect to withholding required upon the exercise of Stock Options, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, upon the achievement of performance objectives related to Performance Shares or Performance Units, or upon any other taxable event arising as a result of or in connection with an Award granted hereunder that is settled in shares of Common Stock, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or at any greater rate that will not result in adverse accounting or tax treatment, as determined by the Committee). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

(b)            A Participant may elect to deliver shares of Common Stock to satisfy, in whole or in part, the withholding requirement. Such an election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The Fair Market Value of the shares to be delivered will be determined as of the date the amount of tax to be withheld is determined. Such delivery must be made subject to the conditions and pursuant to the procedures established by the Committee with respect to the delivery of shares of Common Stock in payment of the corresponding Option Exercise Price.

(c)            A Participant who is classified by the Company as an officer at the time the tax withholding requirement arises with respect to his or her Restricted Stock or, to the extent settled in shares of Common Stock, his or her Restricted Stock Units, Performance Shares, Performance Units, Stock Options, may elect to satisfy such withholding requirement by delivering payment of the tax required to be withheld in cash or by check on the date on which the amount of tax to be withheld is determined. Once made, the election shall be irrevocable.

10.3          Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

10.4          Restrictions on Common Stock. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Common Stock thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state and federal laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.

10.5          No Rights as a Stockholder. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Stock Option, RSU, Performance Share or Performance Unit shall have any right as a stockholder with respect to any shares covered by such Award prior to the date of issuance or delivery of such shares of Common Stock.

10.6          Transferability. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no Award granted under the Plan shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a Participant other than upon the Participant’s death, to a beneficiary in accordance with Section 10.1 or by will or the laws of descent and distribution, and (ii) each Stock Option outstanding to a Participant may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative (provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder). In the event of a transfer to a Permitted Transferee as permitted under this Section 10.6 or by the Committee, appropriate evidence of any transfer to the Permitted Transferee shall be delivered to the Company at its principal executive office. If all or part of an Award is transferred to a Permitted Transferee, the Permitted Transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the Award as the Participant. For the avoidance of doubt, any permitted transfer of an Award will be without payment of consideration by the Permitted Transferee.

10.7          No Fractional Shares. Unless provided otherwise in the Award Agreement applicable to an Award, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited.

10.8           No Implied Rights. Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company or the Bank, or to serve as a Non-Employee Director thereof, or interfere in any way with the right of the Company or the Bank to terminate the Participant’s employment or other service relationship at any time and for any reason. Unless otherwise determined by the Committee, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Company or the Bank for the benefit of its employees.

No Participant shall have any claim to an Award until it is actually granted under the Plan. An Award of any type made in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type of Award to such Participant in that year or any subsequent year. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee , be no greater than the right of an unsecured general creditor of the Company.

10.9          Expenses of the Plan. The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan.

10.10        Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any United States government or regulatory agency as may be required. It is the intent of the Company that the awards made hereunder comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. Any provision herein relating to compliance with Rule 16b-3 under the Exchange Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders.

10.11        Recoupment/Clawback. All Awards are subject to recoupment in accordance with applicable rules and regulations, as well as the Company’s recoupment, clawback and/or recovery policies in effect from time to time. In addition, the Committee may include such recoupment, clawback and/or recovery provisions in an Award Agreement as the Committee determines necessary or appropriate.

10.12        Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

10.13        Whistleblower Protection. Nothing contained in this Plan or any Award Agreement (i) shall be deemed to prohibit any Participant from responding to a subpoena or order of a court or other governmental authority to testify or give evidence or engaging in conduct otherwise protected by the Sarbanes-Oxley Act; (ii) shall be deemed to prohibit any Participant from providing truthful information in good faith to any federal, state, or local governmental body, agency, or official investigating an alleged violation of any antidiscrimination or other employment-related law or otherwise gathering information or evidence pursuant to any official investigation, hearing, trial, or proceeding; (iii) is intended in any way to intimidate, coerce, deter, persuade, or compensate any Participant with respect to providing, withholding, or restricting any communication whatsoever to the extent prohibited under 18 U.S.C. §§ 201, 1503, or 1512 or under any similar or related provision of state or federal law; and (iv) is intended to require any Participant to provide notice to the Company or the Bank or its attorneys before reporting any possible violations of federal law or regulation to any governmental agency or entity (“Whistleblower Disclosures”) or to provide notice to the Company or the Bank or its attorneys after any Participant has made any such Whistleblower Disclosures.

10.14        Successors. The terms of the Plan and outstanding Awards shall be binding upon the Company and its successors and assigns.

10.15        Compliance with Code Section 409A. At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards in accordance with the requirements of Code section 409A, and (ii) to maintain the exemptions from Code section 409A of Stock Options and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a 409A Award to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). To the extent that the Plan or a 409A Award provides for payment upon the recipient’s termination of employment as an Employee or cessation of service as an Non-Employee Director, the 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A. To the extent any provision of this Plan or an Award Agreement would cause a payment of a 409A Award to be made because of the occurrence of a Change in Control, then such payment shall not be made unless such Change in Control also constitutes a “change in ownership”, “change in effective control” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a change in control. To the extent that this Plan or a 409A Award provides for payment upon the recipient’s Disability, then such payment shall not be made unless the recipient’s Disability also constitutes disability within the meaning of Code section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability. To the extent an Award is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award. In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

10.16         Legal Construction.

(a)            If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

(b)            Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(c)            To the extent not preempted by federal law, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Maryland without giving effect to any choice of law provisions. Unless otherwise provided in the applicable Award Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of Maryland to resolve any and all issues that may arise out of or relate to the Plan or such Award Agreement.

ARTICLE 11 - AMENDMENT AND TERMINATION

11.1           Amendment or Termination of Plan. The Board of Directors or the Committee may at any time terminate and from time to time amend the Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless such action is required by applicable law or any listing standards applicable to the Common Stock or the affected Participants consent in writing. To the extent required by Code section 422, other applicable law, and/or any such listing standards, no amendment shall be effective unless approved by the stockholders of the Company.

11.2           Amendment of Award Agreement. The Committee may, at any time, amend outstanding Award Agreements in a manner not inconsistent with the terms of the Plan; provided, however, except as provided in Sections 10.12, 11.3 and 11.4, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend an outstanding Award Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Except for adjustments as provided in Section 4.4 or in connection with a Change in Control , the terms of outstanding Awards may not be amended to reduce the Option Exercise Price of outstanding Awards or cancel outstanding Stock Options with per share Option Exercise Prices that are more than the Fair Market Value at the time of such cancellation in exchange for cash, other awards, or Stock Options with an Option Exercise Price that is less than the Option Exercise Price of the original Stock Options without stockholder approval.

11.3           Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 11.3 to any Award granted under the Plan without further consideration or action.

11.4          Dissolution or Liquidation. Each outstanding Award shall terminate immediately prior to the consummation of the dissolution or liquidation of the Company, unless otherwise determined by the Committee.

NORTHEAST COMMUNITY BANCORP, INC. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_________________________________Signature, if held jointly__________________________________Date___________, 2026 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. Please mark your votes like this X INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/necb/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 20, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. CONTROL NUMBER 2.The approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan. 3. Ratification of independent registered public accounting firm for the year ending December 31, 2026. 1. Election of Directors (Three-Year Terms) (1) Lynette W. Bennett (2) Jose M. Collazo (3) John F. McKenzie (4) Joel L. Morgenthau (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR all nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned appoints Anne DeBlasi and Donald Hom, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of NorthEast Community Bancorp, Inc. held of record by the undersigned at the close of business on April 2, 2026 at the Annual Meeting of Stockholders of NorthEast Community Bancorp, Inc. to be held on May 21, 2026, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the 2026 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/necb/2026

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. NORTHEAST COMMUNITY BANCORP, INC. 325 Hamilton Avenue White Plains, New York 10601 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Thursday, May 21, 2026 Stockholders will be able to attend and participate in the annual meeting online and to vote their shares electronically at the annual meeting by entering the control number on their proxy cards. Dear Stockholder, The 2026 Annual Meeting of Stockholders of NorthEast Community Bancorp, Inc. will be held online via live webcast at https://www.cstproxy.com/necb/2026 on Thursday, May 21, 2026 at 9:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) To elect four directors to serve for a term of three years; (2) The approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan. (3) To ratify the selection of S.R. Snodgrass, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and (4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposal 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. The Proxy Materials are available for review at: https://www.cstproxy.com/necb/2026 CONTROL NUMBER NORTHEAST COMMUNITY BANCORP, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. Vote during the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/necb/2026

NORTHEAST COMMUNITY BANCORP, INC. 325 Hamilton Avenue White Plains, New York 10601 Important Notice Regarding the Availability of Proxy Materials For the 2026 Annual Meeting of Shareholders to be Held on May 21, 2026 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/necb/2026 - the Company’s Annual Report for the year ended December 31, 2025; - the Company’s 2026 Proxy Statement; - the Proxy Card; and - any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 11, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/necb/2026 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.

Dear 401(k) Plan Participant: On behalf of the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached green vote authorization card provided for the purpose of conveying your voting instructions to Fidelity Management Trust Company, the trustee of the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 21, 2026, Also enclosed is a Notice of 2026 Annual Meeting, Proxy Statement and 2025 Annual Report. As a holder of the Company's common stock (“Common Stock”) through the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan”), you are entitled to direct the 401(k) Plan Trustee how to vote the shares of Common Stock credited to your account as of April 2, 2026, the record date for the Annual Meeting. If your voting instructions are not received by May 14, 2026, the Company will direct the 401(k) Plan Trustee how to vote the shares of Common Stock held in your 401(k) Plan account. Please complete, sign and return the enclosed green voting authorization card in the postage paid envelope provided by Continental Stock Transfer and Trust (“Continental”) no later than May 14, 2026. Continental will tabulate participant voting instructions and the 401(k) Plan Trustee will vote the shares of Company Common Stock held in the 401(k) Plan. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or NorthEast Community Bank. As an employee of NorthEast Community Bank you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all of the plans. Sincerely, Kenneth A. Martinek Chairman and Chief Executive Officer

NORTHEAST COMMUNITY BANCORP, INC. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Participant or Beneficiary Signature___________________________________________________________Date___________, 2026 Note: Please sign exactly as name appears hereon. Please mark your votes like this X INTERNET www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this 401(k) Plan Vote Authorization Card available when you access the above website. Follow the prompts to vote your shares. Attend the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number. To attend the annual meeting, visit: https://www.cstproxy.com/necb/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the 401(k) Plan Vote Authorization Card and vote your shares of Company common stock. MAIL – Mark, sign and date your 401(k) Plan Vote Authorization Card and return it in the postage-paid envelope provided. Your Mobile or Internet voting instructions authorizes the 401(k) Plan Trustee to vote your shares of Company common stock in the same manner as if you marked, signed and returned your 401(k) Vote Authorization Card. Voting instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY 401(k) PLAN VOTE AUTHORIZATION CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. CONTROL NUMBER PLEASE DO NOT RETURN THE 401(K) PLAN VOTE AUTHORIZATION CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. 2.The approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan. 3. Ratification of independent registered public accounting firm for the year ending December 31, 2026. 1. Election of Directors (Three-Year Terms) (1) Lynette W. Bennett (2) Jose M. Collazo (3) John F. McKenzie (4) Joel L. Morgenthau (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR all nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. The undersigned is a participant in the NorthEast Community Bank 401(k) Retirement Savings Plan (the “401(k) Plan”) with shares of common stock of NorthEast Community Bancorp, Inc. (the “Company”) allocated to the undersigned’s 401(k) Plan account as of April 2, 2026. The undersigned hereby directs Fidelity Management Trust Company (the “401(k) Plan Trustee”) to vote the shares of Company common stock credited to the undersigned’s account, for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Annual Meeting of Stockholders to be held on May 21, 2026, or at any adjournment thereof. If this card is not returned in a timely manner, the Company will direct the 401(k) Plan Trustee to vote the shares of Company common stock credited to the participant’s 401(k) Plan account on the proposals. THIS 401(K) PLAN VOTE AUTHORIZATION CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE 401(K) PLAN VOTE AUTHORIZATION CARD WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE 401(K) PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS 401(K) PLAN VOTE AUTHORIZATION CARD IS SOLICITED ON BEHALF OF 401(K) PLAN TRUSTEE. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the 2026 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/necb/2026 401(K) PLAN VOTE AUTHORIZATION CARD THIS 401(K) PLAN VOTE AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE 401(K) PLAN TRUSTEE

Dear ESOP Participant: On behalf of the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached blue vote authorization card provided for the purpose of conveying your voting instructions to TI-TRUST, Inc., the trustee for the Northeast Community Bank Employee Stock Ownership Plan, as amended and restated (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on May 21, 2026. Also enclosed is a Notice of 2026 Annual Meeting, Proxy Statement and 2025 Annual Report. As a participant in the NorthEast Community Bank Employee Stock Ownership Plan, as amended and restated (the “ESOP”), you are entitled to vote all shares of Company common stock (“Common Stock”) allocated to your account as of April 2, 2026, the record date for the Annual Meeting. All allocated shares of Common Stock will be voted as directed by participants, so long as participant instructions are received on or before May 14, 2026. If you do not direct the Trustee as to how to vote the shares of Common Stock allocated to your ESOP account, or your voting instructions are not received by May 14, 2026, the Trustee will vote your shares of Company Common Stock in a manner calculated to most accurately reflect the voting instructions it receives from other ESOP participants, subject to its fiduciary duties. Please complete, sign and return the enclosed blue voting authorization card in the paid envelope provided by Continental Stock Transfer and Trust (“Continental”) no later than May 14, 2026. Continental will tabulate participant voting instructions and forward them to the ESOP Trustee who will vote all of the shares held in the ESOP Trust. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or NorthEast Community Bank. As an employee of NorthEast Community Bank you may participate in more than one stock-based benefit plan. Please submit your voting instructions for all of the plans. Sincerely, Kenneth A. Martinek Chairman and Chief Executive Officer

2.The approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan. 3. Ratification of independent registered public accounting firm for the year ending December 31, 2026. 1. Election of Directors (Three-Year Terms) (1) Lynette W. Bennett (2) Jose M. Collazo (3) John F. McKenzie (4) Joel L. Morgenthau (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN NORTHEAST COMMUNITY BANCORP, INC. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Participant or Beneficiary Signature__________________________________________________________________ Date___________, 2026 Note: Please sign exactly as name appears on this ESOP Vote Authorization Card. Please mark your votes like this X INTERNET www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this ESOP Vote Authorization Card available when you access the above website. Follow the prompts to submit your vote instructions. Attend the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number. To attend the annual meeting, visit: https://www.cstproxy.com/necb/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the ESOP Vote Authorization Card and vote your shares of Company common stock. MAIL – Mark, sign and date this ESOP Vote Authorization Card and return it in the postage-paid envelope provided. Your phone or Internet voting instructions authorize the ESOP Trustee to vote your shares of Company common stock in the same manner as if you marked, signed and returned this ESOP Vote Authorization Card. Voting instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY ESOP VOTE AUTHORIZATION CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. CONTROL NUMBER PLEASE DO NOT RETURN THE ESOP VOTE AUTHORIZATION CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOR all nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the 2026 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/necb/2026 ESOP VOTE AUTHORIZATION CARD THIS ESOP VOTE AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE The undersigned hereby directs the trustee for the NorthEast Community Bank Employee Stock Ownership Plan, as amended and restated (the “ESOP”) to vote the shares of NorthEast Community Bancorp, Inc. (the “Company”) common stock allocated to the undersigned’s ESOP account at the Annual Meeting of Stockholders to be held on May 21, 2026 or at any adjournment thereof. If this card is not returned in a timely manner, the shares of Company common stock allocated to the participant’s ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. THIS ESOP VOTE AUTHORIZATION CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS ESOP VOTE AUTHORIZATION CARD WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE ESOP TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS ESOP VOTE AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE ESOP TRUSTEE. (Continued, and to be marked, dated and signed, on the other side)

Dear Stock Award Recipient: On behalf of the Board of Directors of NorthEast Community Bancorp, Inc. (the “Company”), I am forwarding you the attached red vote authorization card for the purpose of conveying your voting instructions to TI-TRUST, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of NorthEast Community Bancorp, Inc. to be held on May 21, 2026. Also enclosed is a Notice of the 2026 Annual Meeting, Proxy Statement and the 2025 Annual Report. You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan (the “Incentive Plan”) that are unvested as of April 2, 2026. The Incentive Plan Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients. If you do not direct the Trustee as to how to vote your unvested shares of restricted Company common stock, or your voting instructions are not received by May 14, 2026, the Company will instruct the Trustee on how to vote the unvested shares of restricted Company common stock awarded to you under the Incentive Plan. To direct the voting of the unvested shares of restricted Company common stock awarded to you under the Incentive Plan, please complete, sign and return the enclosed red voting authorization card in the postage paid envelope provided by Continental Stock Transfer and Trust (“Continental”) no later than May 14, 2026 Continental will tabulate the voting instructions and forward them to the Incentive Plan Trustee who will vote the unvested shares of restricted Company common stock awarded to you under the Incentive Plan. If you participate in several stock-based benefit plans you will receive multiple vote authorization cards, please submit all the cards you receive. Sincerely, Kenneth A. Martinek Chairman and Chief Executive Officer

NORTHEAST COMMUNITY BANCORP, INC. PLEASE DO NOT RETURN THE INCENTIVE PLAN VOTE AUTHORIZATION CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Participant or Beneficiary Signature__________________________________________ Date___________, 2026 Note: Please sign exactly as name appears on this Incentive Plan Vote Authorization Card. Please mark your votes like this X INTERNET www.cstproxyvote.com Use the Internet to submit your vote instructions. Have this Incentive Plan Vote Authorization Card available when you access the above website. Follow the prompts to vote your shares. Attend the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number. To attend the annual meeting, visit: https://www.cstproxy.com/necb/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the Incentive Plan Vote Authorization Card and vote your shares of Company common stock. MAIL – Mark, sign and date your Incentive Plan Vote Authorization Card and return it in the postage-paid envelope provided. Your phone or Internet voting instructions authorize the Incentive Plan Trustee to vote your shares of Company common stock in the same manner as if you marked, signed and returned this Incentive Plan Vote Authorization Card. Voting instructions submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2026. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet, Smartphone or Tablet - QUICK EASY INCENTIVE PLAN VOTE AUTHORIZATION CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. CONTROL NUMBER 2.The approval of the NorthEast Community Bancorp, Inc. 2026 Equity Incentive Plan. 3. Ratification of independent registered public accounting firm for the year ending December 31, 2026. 1. Election of Directors (Three-Year Terms) (1) Lynette W. Bennett (2) Jose M. Collazo (3) John F. McKenzie (4) Joel L. Morgenthau (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR all nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED NORTHEAST COMMUNITY BANCORP, INC. The undersigned hereby directs the trustee for the NorthEast Community Bancorp, Inc. 2022 Equity Incentive Plan (the “Incentive Plan”) to vote the unvested shares of NorthEast Community Bancorp, Inc. (the “Company”) common stock awarded to the undersigned at the Annual Meeting of Stockholders to be held on May 21, 2026 or at any adjournment thereof. If this card is not returned in a timely manner, the Company will direct the Incentive Plan Trustee to vote the unvested shares of Company common stock awarded to the participant on the proposals. THIS INCENTIVE PLAN VOTE AUTHORIZATION CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THIS INCENTIVE PLAN VOTE AUTHORIZATION CARD WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE INCENTIVE PLAN TRUSTEE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS INCENTIVE PLAN VOTE AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE INCENTIVE PLAN TRUSTEE. (Continued and to be marked, dated and signed, on the other side) Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders To view the 2026 Proxy Statement, 2025 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/necb/2026 INCENTIVE PLAN VOTE AUTHORIZATION CARD THIS INCENTIVE PLAN VOTE AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE INCENTIVE PLAN TRUSTEE